UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
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☐	Soliciting Material Under Rule 14a-12

Spring Bank Pharmaceuticals, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 27, 2018

To Our Stockholders:

You are cordially invited to attend the 2018 annual meeting of stockholders of Spring Bank Pharmaceuticals, Inc. to be held at 12:00 p.m. EST on Monday, June 18, 2018 at our offices located at 86 South Street, Hopkinton, Massachusetts 01748.

Details regarding the meeting, the business to be conducted at the meeting, and information about Spring Bank Pharmaceuticals that you should consider when you vote your shares are described in this proxy statement.

At the annual meeting, two (2) persons will be elected to our Board of Directors.  In addition, we will ask stockholders to approve the Amended and Restated 2015 Stock Incentive Plan and to ratify the appointment of RSM US LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2018.  The Board of Directors recommends the approval of each of these proposals.  Such other business will be transacted as may properly come before the annual meeting.

Under Securities and Exchange Commission rules that allow companies to furnish proxy materials to stockholders over the Internet, we have elected to deliver our proxy materials to all of our stockholders over the Internet.  This delivery process allows us to provide stockholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. On or about May 1, 2018, we will commence sending to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement for our 2018 annual meeting of stockholders and our 2017 annual report to stockholders.  The Notice also provides instructions on how to vote online and includes instructions on how to receive a paper copy of the proxy materials by mail.

We hope you will be able to attend the annual meeting. Whether you plan to attend the annual meeting or not, it is important that you cast your vote either in person or by proxy. You may vote over the Internet as well as by telephone or by mail.  When you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in this proxy statement.  We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

Thank you for your continued support of Spring Bank Pharmaceuticals.  We look forward to seeing you at the annual meeting.

Sincerely,
Martin Driscoll
Chairman, President and Chief Executive Officer

SPRING BANK PHARMACEUTICALS, INC.

86 South Street

Hopkinton, Massachusetts 01748

(508) 473-5993

April 27, 2018

NOTICE OF 2018 ANNUAL MEETING OF STOCKHOLDERS

TIME: 12:00 p.m. Eastern Time

DATE: Monday, June 18, 2018

PLACE: 86 South Street, Hopkinton, Massachusetts 01748

PURPOSES:

1.	To elect two directors to serve three-year terms expiring in 2021;
2.	To approve the Amended and Restated 2015 Stock Incentive Plan, which includes an increase in the number of shares available for the grant of awards by 800,000 shares;
3.	To ratify the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018; and
4.	To transact such other business that is properly presented at the annual meeting and any adjournments or postponements thereof.

WHO MAY VOTE:

You may vote if you were the record owner of Spring Bank Pharmaceuticals, Inc. common stock at the close of business on April 25, 2018.

If you are a stockholder of record, you may vote in one of the following ways:

•	Vote over the Internet, by going to https://www.proxyvote.com (have your proxy card and 16-digit control number(s) in hand when you access the website);
•	Vote by telephone, by calling 1-800-690-6903 (have your proxy card and 16-digit control number(s) in hand when calling);
•	Vote by mail, by returning the proxy card (signed and dated); or
•	Vote in person at the 2018 annual meeting.

If your shares are held in “street name,” that is, held for your account by a broker or other nominee, you will receive instructions from the holder of record that you must follow for your shares to be voted.

A list of stockholders of record will be available at the annual meeting and, during the 10 days prior to the annual meeting, at our principal executive offices located at 86 South Street, Hopkinton, Massachusetts 01748.

All stockholders are cordially invited to attend the annual meeting. Whether you plan to attend the annual meeting or not, we urge you to vote by following the instructions above or in the Notice of Internet Availability of Proxy Materials and submit your proxy by the Internet, telephone or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Martin Driscoll
Chairman, President and Chief Executive Officer

i

SPRING BANK PHARMACEUTICALS, INC.

86 South Street

Hopkinton, Massachusetts 01748

(508) 473-5993

PROXY STATEMENT FOR SPRING BANK PHARMACEUTICALS, INC.

2018 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 18, 2018

This proxy statement, along with the accompanying notice of 2018 annual meeting of stockholders, contains information about the 2018 annual meeting of stockholders of Spring Bank Pharmaceuticals, including any adjournments or postponements of the annual meeting.  We are holding the annual meeting at 12:00 p.m. local time, on Monday, June 18, 2018, at our corporate offices located at 86 South Street, Hopkinton, Massachusetts 01748.

In this proxy statement, we refer to Spring Bank Pharmaceuticals, Inc. as “Spring Bank,” “the Company,” “we” and “us.”

This proxy statement relates to the solicitation of proxies by our Board of Directors, or our Board, for use at the annual meeting.

On or about May 1, 2018, we will commence sending the Important Notice Regarding the Availability of Proxy Materials to all stockholders entitled to vote at the annual meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

STOCKHOLDER MEETING TO BE HELD ON MONDAY, JUNE 18, 2018

This proxy statement and our 2017 annual report to stockholders are available for viewing, printing and downloading at https://springbankpharm.gcs-web.com/financial-information/annual-reports.  Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements, for the fiscal year ended December 31, 2017 on the website of the Securities and Exchange Commission, or the SEC, at www.sec.gov, or in the “Financial Information – SEC Filings” section of the “Investors & Media” section of our website at www.springbankpharm.com.  You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by following the instructions included on the Important Notice Regarding the Availability of Proxy Materials or by sending a written request to: Attention: Corporate Secretary, 86 South Street, Hopkinton, Massachusetts 01748.  Exhibits will be provided upon written request and payment of an appropriate processing fee.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why is the Company Soliciting My Proxy?

The Board of Directors of Spring Bank is soliciting your proxy to vote at the 2018 annual meeting of stockholders to be held at 86 South Street, Hopkinton, Massachusetts 01748, on Monday, June 18, 2018 at 12:00 p.m. Eastern Time and any adjournments of the meeting, which we refer to as the annual meeting.  The proxy statement along with the accompanying Notice of Annual Meeting of Stockholders summarizes the purposes of the meeting and the information you need to know to vote at the Annual Meeting.

We have made available to you on the Internet or have sent you this proxy statement, the Notice of Annual Meeting of Stockholders, the proxy card and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 because you owned shares of Spring Bank common stock on the record date.  We intend to commence distribution of the Important Notice Regarding the Availability of Proxy Materials, which we refer to throughout this proxy statement as the Notice, and, if applicable, the proxy materials to stockholders on or about May 1, 2018.

Why Did I Receive a Notice in the Mail Regarding the Internet Availability of Proxy Materials Instead of a Full Set of Proxy Materials?

As permitted by the rules of the U.S. Securities and Exchange Commission, or the SEC, we may furnish our proxy materials to our stockholders by providing access to such documents on the Internet, rather than mailing printed copies of these materials to each stockholder.  Most stockholders will not receive printed copies of the proxy materials unless they request them.  We believe that this process should expedite stockholders’ receipt of proxy materials, lower the costs of the annual meeting and help to conserve natural resources.  If you received a Notice by mail or electronically, you will not receive a printed or email copy of the proxy materials, unless you request one by following the instructions included in the Notice.  Instead, the Notice instructs you as to how you may access and review all of the proxy materials and submit your proxy on the Internet.  If you requested a paper copy of the proxy materials, you may authorize the voting of your shares by following the instructions on the proxy card, in addition to the other methods of voting described in this proxy statement.

Who Can Vote?

Only stockholders who owned our common stock at the close of business on April 25, 2018 are entitled to vote at the annual meeting.  On this record date, there were 13,182,567 shares of our common stock outstanding and entitled to vote.  Our common stock is our only class of voting stock.

You do not need to attend the annual meeting to vote your shares.  Shares represented by valid proxies, received in time for the annual meeting and not revoked prior to the annual meeting, will be voted at the annual meeting.  For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.

How Many Votes Do I Have?

Each share of our common stock that you own entitles you to one vote.

How Do I Vote?

Whether you plan to attend the annual meeting or not, we urge you to vote by proxy.  All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet or telephone.  You may specify whether your shares should be voted for or withheld for each nominee for director and whether your shares should be voted for, against or abstain with respect to each of the other proposals.  If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted below.  Voting by proxy will not affect your right to attend the annual meeting.  If your shares are registered directly in your name through our stock transfer agent, Computershare Trust Company, N.A., you may vote:

•

By Internet (www.proxyvote.com). Use the Internet to transmit your voting instructions. Have your proxy card and 16-digit control number(s) in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.

•	By telephone (1-800-690-6903). Use a touch-tone phone to transmit your voting instructions. Have your proxy card and 16-digit control number(s) in hand when you call and then follow the instructions.

•

By mail.  If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with the Board’s recommendations as noted below.  Return the proxy card in the postage-paid envelope we have provided or return it to Voting Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY  11717.

•	In person at the meeting. If you attend the meeting, you may deliver a completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on June 17, 2018.

If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record.  You must follow the instructions of the holder of record in order for your shares to be voted.  Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers.  If your shares are registered in “street name” and you plan to vote your shares in person at the annual meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the annual meeting in order to vote.

How Does the Board of Directors Recommend That I Vote on the Proposals?

The Board of Directors recommends that you vote as follows:

•	“FOR” the election of the nominees for director;
•	“FOR” the Amended and Restated 2015 Stock Incentive Plan, which includes an increase in the number of shares available for the grant of awards under the plan by 800,000 shares; and
•	“FOR” the ratification of the appointment of RSM US LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2018.

If any other matter is presented at the annual meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with his best judgment.  At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the annual meeting, other than those discussed in this proxy statement.

May I Change or Revoke My Proxy?

If you give us your proxy, you may change or revoke it at any time before the annual meeting.  You may change or revoke your proxy in any one of the following ways:

•	if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;
•	by re-voting by Internet or by telephone as instructed above;
•	by notifying Spring Bank’s Corporate Secretary in writing at Spring’s Bank’s principal business address before the annual meeting that you have revoked your proxy; or
•

by attending the annual meeting in person and voting in person.  Attending the annual meeting in person will not in and of itself revoke a previously submitted proxy.  You must specifically request at the annual meeting that it be revoked.

Your most current vote, whether by telephone, Internet or proxy card is the one that will be counted.

What if I Receive More Than One Notice or Proxy Card?

You may receive more than one Notice or proxy card if you hold shares of our common stock in more than one account, which may be in registered form or held in street name.  Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.

Will My Shares be Voted if I Do Not Vote?

If your shares are held in book-entry form with our transfer agent or if you have stock certificates, your shares will not be voted if you do not vote as described above under “How Do I Vote?”  If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares has the authority to vote your unvoted shares only on the ratification of the appointment of our independent registered public accounting firm (Proposal 2 of this proxy statement) without receiving instructions from you.  Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee.  This ensures your shares will be voted at the annual meeting and in the manner you desire.  A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.

Your bank, broker or other nominee does not have the ability to vote your uninstructed shares in the election of directors.  Therefore, if you hold your shares in street name it is critical that you cast your vote if you want your vote to be counted for the election of directors (Proposal 1 of this proxy statement).  In addition, your bank, broker or other nominee is prohibited from voting your uninstructed shares on the Amended and Restated 2015 Stock Incentive Plan (Proposal 2 of this proxy statement).  Thus, if you hold your shares in street name and you do not instruct your bank, broker or other nominee how to vote in the election of directors or with regard to the equity plan, no votes will be cast on these proposals on your behalf.

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Elect Directors

The two nominees for director who receive the most votes (also known as a “plurality” of the votes cast) will be elected.  You may vote either FOR both of the nominees, WITHHOLD your vote from both of the nominees or WITHHOLD your vote from either one of the nominees.  Votes that are withheld will not be included in the vote tally for the election of the directors.  Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of the directors.  As a result, any shares not voted by a customer will be treated as a broker non-vote.  Such broker non-votes will have no effect on the results of this vote.

Proposal 2: Approval of the Amended and Restated 2015 Stock Incentive Plan

The affirmative vote of a majority of the votes present or represented by proxy and entitled to vote at the annual meeting and voting affirmatively or negatively on this matter is required to approve the adoption of the Amended and Restated 2015 Stock Incentive Plan, which includes an increase in the number of shares available for the grant of awards by 800,000 shares.  Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal.  As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 3: Ratify Appointment of RSM US LLP as Independent Registered Public Accounting Firm

The affirmative vote of a majority of the votes present or represented by proxy and entitled to vote at the annual meeting and voting affirmatively or negatively on this matter is required to ratify the appointment of RSM US LLP as our independent registered public accounting firm. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal.  If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote.  We are not required to obtain the approval of our stockholders to appoint our independent registered public accounting firm.  However, if our stockholders do not ratify the appointment of RSM US LLP as our independent registered public accounting firm for 2018, our Audit Committee of our Board of Directors will reconsider its appointment.

Where Can I Find the Voting Results of the Annual Meeting?

The preliminary voting results may be announced at the annual meeting.  We will publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the annual meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.

What Are the Costs of Soliciting these Proxies?

We will pay all of the costs of soliciting these proxies.  Our directors and employees may solicit proxies in person or by telephone, fax or email.  We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies.  We will then reimburse them for their expenses.

We have engaged The Proxy Advisory Group, LLC to assist in the solicitation of proxies and provide related advice and informational support, for a services fee and the reimbursement of customary disbursements, which are not expected to exceed $10,000 in total.

What Constitutes a Quorum for the Annual Meeting?

The presence, in person or by proxy, of the holders of a majority of the voting power of all outstanding shares of our common stock entitled to vote at the annual meeting is necessary to constitute a quorum at the annual meeting.  Votes of stockholders of record who are present at the annual meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

What is Householding of Annual Disclosure Documents?

SEC rules concerning the delivery of annual disclosure documents allow us or your broker to send a single Notice or, if applicable, a single set of our proxy materials to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family.  This practice, referred to as “householding,” benefits both you and us.  It reduces the volume of duplicate information received at your household and helps to reduce our expenses.  The rule applies to our Notices, annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice.  Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If your household received a single Notice or, if applicable, a single set of proxy materials this year, but you would prefer to receive your own copy, please contact us at our principal executive offices, 86 South Street, Hopkinton, Massachusetts, Attn: Corporate Secretary, telephone: (508) 473-5993.

If you do not wish to participate in “householding” and would like to receive your own Notice or, if applicable, set of Spring Bank’s proxy materials in future years, follow the instructions described below. Conversely, if you share an address with another Spring Bank stockholder and together both of you would like to receive only a single Notice or, if applicable, set of proxy materials, follow these instructions:

•

If your Spring Bank shares are registered in your own name, please contact us at our principal executive offices, 86 South Street, Hopkinton, Massachusetts, Attn: Corporate Secretary, telephone: (508) 473-5993.

•

If a broker or other nominee holds your Spring Bank shares, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

What are the implications of being an “emerging growth company”?

We are an “emerging growth company” under applicable federal securities laws and therefore permitted to take advantage of certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012, or the JOBS Act, including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act. In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an emerging growth company until the earliest of the last day of the fiscal year in which we have total annual gross revenues of $1 billion or more; the last day of the fiscal year following the fifth anniversary of the date of the completion of our initial public offering; the date on which we have issued more than $1 billion in nonconvertible debt during the previous three years; or the date on which we are deemed to be a large accelerated filer under the rules of the SEC.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 25, 2018 for (a) the executive officers named in the Summary Compensation Table contained elsewhere in this proxy statement, (b) each of our directors and director nominees, (c) all of our current directors and executive officers as a group and (d) each stockholder known by us to own beneficially more than 5% of our common stock.  Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities.  We deem shares of common stock that may be acquired by an individual or group within 60 days of April 25, 2018 pursuant to the exercise of options or warrants to be outstanding for the purpose of computing the percentage ownership of such individual or group, but those shares are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.  Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders.  Percentage of ownership is based on 13,182,567 shares of common stock outstanding on April 25, 2018.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Spring Bank Pharmaceuticals, Inc., 86 South Street, Hopkinton, MA 01748. Beneficial ownership representing less than one percent of our outstanding common stock is denoted with an “*.”

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Beneficially Owned
5%+ Stockholders:
UBS Oncology Impact Fund L.P.(1)	1,436,909	10.4%
Biotechnology Value Fund, L.P.(2)	823,474	6.2%
Peter Lacaillade Jr.(3)	740,610	5.6%
Kurt Eichler(4)	727,231	5.5%
Other Directors and other Named Executive Officers:
R.P. "Kris" Iyer, Ph.D.(5)	508,855	3.9%
Martin Driscoll(6)	321,561	2.4%
Nezam Afdhal, M.D.(7)	186,763	1.4%
Jonathan Bates(8)	162,756	1.2%
Christiana Bardon, M.D.(9)	112,428	*
David Arkowitz(10)	44,772	*
Todd Brady, M.D., Ph.D.(11)	36,280	*
Timothy Clackson, Ph.D.(12)	917	*
All Current Directors and Officers as a Group (10 persons)(13)	2,172,111	15.6%
(1)

This information is based solely on a Schedule 13G/A filed by the reporting person on February 6, 2018. Consists of (i) 833,839 shares of common stock held by UBS Oncology Impact Fund L.P. and (ii) 603,070 shares of common stock issuable upon the exercise of warrants held by UBS Oncology Impact Fund L.P. exercisable within 60 days after April 25, 2018. Oncology Impact Fund (Cayman) Management L.P., a Cayman Limited Partnership, is the General Partner of UBS Oncology Impact Fund L.P. MPM Oncology Impact Management GP LLC, a Delaware limited liability company, is the General Partner of Oncology Impact Fund (Cayman) Management L.P. Dr. Ansbert Gadicke is the Managing Member of MPM Oncology Impact Management GP LLC, and each may be deemed to have voting and dispositive control of the securities held by UBS Oncology Impact Fund LP. Dr. Gadicke disclaims beneficial ownership of the securities except to the extent of his pecuniary interest therein. The principal business address of UBS Oncology Impact Fund L.P. is c/o MPM Capital, 450 Kendall Square, Cambridge MA 02142.

(2)

This information is based solely on a Schedule 13G/A filed with the Securities and Exchange Commission on February 14, 2018. Consists of 399,998 shares of common stock beneficially owned by Biotechnology Value Fund, L.P. (“BVF”), 258,955 shares of common stock beneficially owned by Biotechnology Value Fund II, L.P. (“BVF2”), 53,773 shares of common stock beneficially owned by Biotechnology Value Trading Fund OS LP (“Trading Fund OS”) and 110,748 shares of common stock in managed by BVF Partners L.P.(the “Partners Managed Accounts”). The address of the principal business and office of BVF Inc. and certain of its affiliates is 1 Sansome Street, 30th Floor, San Francisco, California, 94194. BVF Partners L.P. (“Partners”) is the general partner of BVF and BVF II; Partners is the investment manager of Trading Fund OS, and is the sole member of BVF Partners OS Ltd. (“Partners OS”).  BVF Inc. is the general partner of Partners, and Mark N. Lampert is a director and officer of BVF Inc. Partners OS disclaims beneficial ownership of the shares of common stock beneficially owned by Trading Fund OS. Each of Partners, BVF Inc. and Mr. Lampert disclaims beneficial ownership of the shares of common stock beneficially owned by BVF, BVF2, Trading Fund OS, and the Partners Managed Accounts.

(3)

This information is based solely on a Schedule 13G/A filed by the reporting person on December 5, 2016.  Consists of (i) 148,605 shares of common stock held by The E. Burke Ross, Jr. Descendants’ GST Insurance Trust, over which

Mr. Lacaillade, as trustee, has sole voting and investment power, (ii) 549,788 shares of common stock held by The E. Burke Ross, Jr. Descendants’ GST Investment Trust 2014 (the “GST Investment Trust”), over which Mr. Lacaillade, as trustee, has sole voting and investment power, (iii) 15,762 shares of common stock held by the Susan Lutz Ross Family Insurance Trust 2014, over which Mr. Lacaillade as a trustee, has shared voting and investment power, and (iv) 26,455 shares of common stock issuable upon the exercise of warrants held by the GST Investment Trust exercisable within 60 days after April 25, 2018. The principal business address of The E. Burke Ross, Jr. Descendants’ GST Insurance Trust and The E. Burke Ross, Jr. Descendants’ GST Investment Trust 2014 is c/o JDJ Family Office Services, PO Box 962409, Boston, MA 02196. The principal business address of the Susan Lutz Ross Family Insurance Trust 2014 is c/o ADEC Private Equity Investments LLC, 172 S. Ocean Blvd., Palm Beach, FL 33480.

(4)

Consists of (i) 586,140 shares held directly by Mr. Eichler, (ii) 16,000 shares of common stock issuable upon the exercise of options held by Mr. Eichler exercisable within 60 days after April 25, 2018, (iii) 64,100 shares of common stock issuable upon the exercise of warrants held by Mr. Eichler exercisable within 60 days after April 25, 2018, (iv) 19,791 shares of our common stock held by Teresa Eichler as custodian for Katherine Eichler UGMA NJ and beneficially owned by Mr. Eichler, of which Mr. Eichler has shared voting and investment power, (v) 40,000 shares held by trusts for which Mr. Eichler serves as the trustee, of which Mr. Eichler has sole voting and investment power, and (vi) 1,200 shares are held by Mr. Eichler as custodian for one of his minor children, of which Mr. Eichler has sole voting and investment power.

(5)

Consists of (i) 50,000 shares of common stock held directly by Dr. Iyer, (ii) 27,605 shares of common stock issuable upon the exercise of options held by Dr. Iyer exercisable within 60 days after April 25, 2018 and (iii) 431,250 shares of common stock held by a family trust in which R.P. “Kris” Iyer, Ph.D., is a trustee and shares voting and investment control.

(6)

Consists of (i) 56,400 shares held by Mr. Driscoll, (ii) 21,900 shares of common stock issuable upon the exercise of warrants held by Mr. Driscoll exercisable within 60 days after April 25, 2018 and (iii) 243,261 shares of common stock issuable upon the exercise of options held by Mr. Driscoll exercisable within 60 days after April 25, 2018.

(7)

Consists of (i) 53,300 shares held by Dr. Afdhal, (ii) 13,150 shares of common stock issuable upon the exercise of warrants held by Dr. Afdhal exercisable within 60 days after April 25, 2018 and (iii) 120,313 shares of common stock issuable upon the exercise of options held by Dr. Afdhal exercisable within 60 days of April 25, 2018.

(8)	Consists of (i) 141,756 shares held by Mr. Bates and (ii) 21,000 shares of common stock issuable upon the exercise of options held by Mr. Bates exercisable within 60 days after April 25, 2018.
(9)

Consists of (i) 641 shares held by Dr. Bardon, (ii) 2,139 shares of common stock issuable upon the exercise of options held by Dr. Bardon exercisable within 60 days after April 25, 2018, (iii) 54,824 shares of common stock held by Burrage Capital Healthcare Fund I, L.P. (“Burrage Capital”) and (iv) 54,824 shares of common stock issuable upon the exercise of warrants held by Burrage Capital exercisable within 60 days after April 25, 2018.  Dr. Bardon is the Portfolio Manager of Burrage Capital and may be deemed to have voting and dispositive control of the securities held by Burrage Capital. Dr. Ansbert Gadicke serves as the Managing Member of MPM Oncology Impact Management GP LLC, an indirect General Partner of UBS Oncology Impact Fund L.P., and is the spouse of Dr. Bardon, Accordingly, Dr. Bardon may be deemed to have voting and dispositive control of the securities held by UBS Oncology Impact Fund L.P., as described in footnote 1.  Dr. Bardon disclaims beneficial ownership of all securities held by Burrage Capital and UBS Oncology Impact Fund L.P. except to the extent of her pecuniary interest therein.

(10)

Consists of (i) 19,386 shares held by Mr. Arkowitz, (ii) 4,386 shares of common stock issuable upon the exercise of warrants held by Mr. Arkowitz exercisable within 60 days after April 25, 2018 and (iii) 21,000 shares of common stock issuable upon the exercise of options held by Mr. Arkowitz exercisable within 60 days after April 25, 2018.

(11)

Consists of (i) 13,094 shares held by Dr. Brady, (ii) 10,964 shares of common stock issuable upon the exercise of warrants held by Dr. Brady exercisable within 60 days after April 25, 2018 and (iii) 12,222 shares of common stock issuable upon the exercise of options held by Dr. Brady exercisable within 60 days of April 25, 2018.

(12)	Consists of 917 shares of common stock issuable upon the exercise of options held by Dr. Clackson exercisable within 60 days of April 25, 2018.
(13)

See footnotes (4) through (12) above.  Also includes (i) 7,482 shares held by Jonathan Freve, (ii) 5,482 shares of common stock issuable upon the exercise of warrants held by Mr. Freve exercisable within 60 days after April 25, 2018 and (iii) 57,584 shares of common stock issuable upon the exercise of options held by Mr. Freve exercisable within 60 days of April 25, 2018.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of our common stock to file with the SEC initial reports of ownership of our equity securities on a Form 3 and reports of changes in such ownership on a Form 4 or Form 5.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations regarding the filing of required reports, we believe that all Section 16(a) filing requirements applicable to our directors, executive officers and greater-than-ten-percent beneficial owners with respect to fiscal 2017 were met, except that (i) one report of ownership on Form 4 was filed late by Mr. Eichler (reporting one late transaction) and (ii) one report of ownership on Form 3 was filed late by UBS Oncology Impact Fund L.P. (reporting ownership).

MANAGEMENT AND CORPORATE GOVERNANCE

The Board of Directors

Our Board of Directors is divided into three classes for purposes of election.  One class is elected at each annual meeting of stockholders to serve for a three-year term.  Our Board of Directors currently consists of eight (8) members, classified into three classes as follows: (1) Jonathan Bates, R.P. “Kris” Iyer, Ph.D., and Timothy Clackson, Ph.D. constitute a class with a term ending at the 2019 annual meeting; (2) David Arkowitz, Kurt Eichler, and Christiana Bardon, M.D. constitute a class with a term ending at the 2020 annual meeting; and (3) Todd Brady, M.D., Ph.D., and Martin Driscoll constitute a class with a term ending at the 2018 annual meeting.

Our restated certificate of incorporation and bylaws provide that the authorized number of directors may be changed only by resolution of the Board of Directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board of Directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our company. Our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds of our outstanding voting stock entitled to vote in the election of directors. Any vacancy on our Board of Directors, including a vacancy resulting from an enlargement of our Board of Directors, may be filled only by vote of a majority of our directors then in office.

In selecting Board members, our Board may consider many factors, such as personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; experience as a Board member or executive officer of another publicly held company; diversity of expertise and experience in substantive matters pertaining to our business relative to other Board members; and diversity of background and perspective, including, but not limited to, with respect to age, gender, race, place of residence and specialized experience.

On March 9, 2018, our Board of Directors accepted the recommendation of the Nominating and Corporate Governance Committee and voted to nominate Todd Brady, M.D., Ph.D., and Martin Driscoll for election at the annual meeting for a term of three years to serve until the 2021 annual meeting of stockholders, and until their respective successors have been elected and qualified.

Set forth below are the names of the persons nominated as directors and directors whose terms do not expire this year, their ages, their offices in the Company, if any, their principal occupations or employment for at least the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold or have held directorships during the past five years.  In addition to the detailed information presented below for each of our directors, we also believe that each of our directors is qualified to serve on our Board and has the integrity, business acumen, knowledge and industry experience, diligence, freedom from conflicts of interest and the ability to act in the interests of our stockholders. There are no familial relationships among any of our directors, nominees for director or executive officers. Additionally, information about the specific experience, qualifications, attributes or skills that led to our Board of Directors’ conclusion at the time of filing of this proxy statement that each person listed below should serve as a director is set forth below:

Name	Age	Positions
Martin Driscoll	59	President, Chief Executive Officer and Chairman
R. P. "Kris" Iyer, Ph.D.	69	Chief Scientific Officer and Director
David Arkowitz(1)(2)	56	Director
Christiana Bardon, M.D.(3)	47	Director
Jonathan Bates(1)(3)	58	Director
Todd Brady, M.D., Ph.D.(1)(3)	46	Director
Timothy Clackson, Ph.D.	52	Director
Kurt Eichler(2)	60	Director

(1)	Member of the Audit Committee
(2)	Member of the Compensation Committee
(3)	Member of the Nominating and Corporate Governance Committee

Nominees for Election as Class III Directors:

Todd Brady, M.D., Ph.D., has been a member of our Board of Directors since July 2016. He currently serves as Chief Executive Officer, President, and Director of Aldeyra Therapeutics, Inc., a publicly traded biotechnology company focused on the development of novel drugs for the treatment of immune-mediated diseases. Dr. Brady was appointed President and Chief Executive Officer of Aldeyra Therapeutics in 2012, having been a member of the board of directors since 2005. Dr. Brady also served as Entrepreneur in Residence at Domain Associates, LLC, a leading healthcare venture capital firm, where he was a Principal from 2004 to 2013. Dr. Brady also currently serves on the board of directors of Evoke Pharma, Inc., a publicly traded specialty pharmaceutical company, and has previously served on the board of directors of Oncobiologics, Inc. and numerous privately traded biotechnology companies. Dr. Brady holds a Ph.D. in pathology from Duke University Graduate School, a M.D. from Duke University Medical School, and an A.B. from Dartmouth College in Philosophy and Psychology. We believe that Dr. Brady is qualified to serve on our Board of Directors because of his board of directors experience at other biotechnology companies, as well as his leadership experience in healthcare operations, investing, and research, including his specific experience as president and chief executive officer of Aldeyra Therapeutics, Inc.

Martin Driscoll has been our President, Chief Executive Officer and Director since August 2015 and in September 2015, Mr. Driscoll was appointed Chairman of our Board of Directors. From October 2010 until July 2015, he served as CEO of Asmacure Ltée, a venture-backed clinical-stage biopharmaceutical company, which was acquired by a privately held Canadian life sciences company in July 2015. Prior to Asmacure, from 2008 until 2010, Mr. Driscoll was the Chief Executive Officer and a director of Javelin Pharmaceuticals, Inc., a publicly traded developer of acute care pain products that was acquired in 2010 by Hospira, Inc. Prior to that, he served in various senior management roles at Schering-Plough Corporation, ViroPharma, Inc. and Reliant Pharmaceuticals, Inc. In 2007, Mr. Driscoll co-founded Pear Tree Pharmaceuticals, Inc., a privately held developer of women’s healthcare products. He previously served on the board of directors of three publicly traded biotechnology companies: Javelin Pharmaceuticals, Inc., Genta, Inc. and MetaStat, Inc. Mr. Driscoll holds a B.Sc. in communications from the University of Texas at Austin. We believe that Mr. Driscoll is qualified to serve on our Board of Directors because of his service as our President and Chief Executive Officer and his experience in the biotechnology industry.

Directors Continuing in Office:

Class I Directors

Jonathan Bates has been a member of our Board of Directors since 2008 and served as our Secretary and Treasurer from 2008 to 2015. He has been a Managing Director of Altexa, Inc., a company that develops international and domestic businesses across industry sectors from energy to international trade, since 2005. Mr. Bates is also the founder of HB Financial Services, Inc., a financial services company. We believe that Mr. Bates is qualified to serve on our Board of Directors because he has worked extensively on behalf of companies with investment banks, public relations firms and broker-dealers to help these companies achieve their expansion goals.

R. P. “Kris” Iyer, Ph.D. is one of our founders and has been our Chief Scientific Officer and a member of our Board of Directors since our inception in 2002. Dr. Iyer was co-founder and VP of Discovery at Origenix Technologies, Inc., a clinical-stage biotech company, from 1998 to 2002. From 1993 to 1998, Dr. Iyer was a Senior Scientist and Associate Director of the Discovery Group at Hybridon, Inc. (now known as Idera Pharmaceuticals, Inc.). Previously, Dr. Iyer was a Professor of Medicinal Chemistry at the University of Bombay, a Visiting Scientist at the University of Texas, M. D. Anderson Cancer Center and a Visiting Scientist at the Center for Biologics Evaluation and Research at FDA/NIH. Dr. Iyer serves on the scientific advisory board of Oligomerix, Inc., a private biotechnology company.  Dr. Iyer received his BS, with honors, in chemistry and physics, his BS degrees in the Technology of Pharmaceuticals and Fine Chemicals and his MS in Medicinal and Pharmaceutical Chemistry from the University of Bombay. He received a Ph.D. degree in Pharmaceutical Sciences from the University of the Pacific in Stockton, California and carried out postdoctoral work at the Oak Ridge National Laboratory and at Johns Hopkins University. We believe that Dr. Iyer is qualified to serve on our Board of Directors because of his decades of experience in biotechnology and research.

Timothy Clackson, Ph.D. has been a member of our Board of Directors since March 2018. From June 2010 to May 2017, Dr. Clackson served as president of research and development at ARIAD Pharmaceuticals, Inc. until its acquisition by Takeda. Prior to that, Dr. Clackson served as ARIAD’s senior vice president and chief scientific officer. Dr. Clackson was a postdoctoral fellow at Genentech, Inc. from 1991 to 1994 prior to his joining ARIAD Pharmaceuticals, Inc. in December 1994. Dr. Clackson currently serves on the board of directors of MassBio. He received a BA in biochemistry from the University of Oxford, and a Ph.D. in biology from the University of Cambridge. We believe that Dr. Clackson is qualified to serve on our Board of Directors because of his decades of experience in the biotechnology industry, including his specific experience as president of research and development and chief scientific officer of ARIAD Pharmaceuticals, Inc.

Class II Directors

David Arkowitz has been a member of our Board of Directors since January 2014. Mr. Arkowitz has served as Chief Operating Officer and Chief Financial Officer of Visterra, Inc., a biotechnology company, since September 2013. Prior to joining Visterra, he served as Chief Financial Officer and General Manager at Mascoma Corporation, which was acquired by Lallemand, Inc., a bioconversion company, from 2011 to 2013. From 2007 to 2011, Mr. Arkowitz was Executive Vice President, Chief Financial Officer and Chief Business Officer of AMAG Pharmaceuticals, a specialty pharmaceutical company. Prior to his tenure at AMAG, he served as Chief Financial Officer and Treasurer of Idenix Pharmaceuticals, Inc., which was acquired by Merck & Co., a biopharmaceutical company. Earlier in his career, he spent more than thirteen years at Merck & Co. including as Vice President and Controller of the U.S. Human Health division and as Controller of the Global Research and Development division. Mr. Arkowitz previously served on the board of directors of Aegerion Pharmaceuticals, Inc., a publicly traded biotechnology company. Mr. Arkowitz has a BA in Mathematics from Brandeis University and an MBA in Finance from Columbia University Business School. We believe that Mr. Arkowitz is qualified to serve on our Board of Directors because he brings more than 20 years of finance and operations leadership experience in the healthcare, life sciences and biotechnology industries.

Kurt Eichler has been a member of our Board of Directors since July 2015. Since his retirement from LCOR, Inc., a private real estate investment and development company specializing in complex urban development, in October 2013, Mr. Eichler has been self-employed in several real estate related investment and development ventures. Mr. Eichler worked in several management and executive capacities at LCOR from 1982 through his retirement in 2013, after serving as a Principal most recently as Executive Vice President and Principal. From 1979 to 1982, Mr. Eichler worked at Merrill Lynch Hubbard Inc. in the Real Estate Debt and Equity Finance Group. Mr. Eichler previously served on the board of directors of two public companies, Dara Biosciences, Inc. and MiMedx Group, Inc. Mr. Eichler holds a BS in Business Administration from the University of Wyoming. We believe that Mr. Eichler is qualified to serve on our Board of Directors because he brings decades of business, operational and board of director experience, including 31 years at LCOR and service on the board of several biotechnology start-up companies.

Christiana Bardon, M.D. has been a member of our Board of Directors since October 2017. Dr. Bardon founded and has served as the managing member and portfolio manager of Burrage Capital, a long short hedge fund focused on biotechnology and healthcare, since January 2011.  Dr. Bardon has also served as a managing director for the Oncology Impact Fund managed by MPM Capital since January 2016.  Previously, she was a healthcare analyst at Fidelity Investments covering biotechnology, life science tools and diagnostics.  Dr. Bardon earned an M.S./B.S. from the Massachusetts Institute of Technology; an M.D. magna cum laude from Harvard Medical School; and an MBA from Harvard Business School.  While at Harvard Medical School, Dr. Bardon was the recipient of a Howard Hughes fellowship.  She also completed a residency in internal medicine at the Brigham and Women’s Hospital at Harvard Medical School.  She currently serves on the Board of Fellows at Harvard Medical School. We believe that Dr. Bardon is qualified to serve on our Board of Directors because she is a leading investor in the life sciences industry and has an extensive background in immunology and oncology.

Director Independence

Rule 5605 of the Nasdaq Listing Rules requires a majority of a listed company’s board of directors to be comprised of independent directors. In addition, the Nasdaq Listing Rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and governance committees be independent under the Exchange Act. Under Rule 5605(a)(2), a director will only qualify as an “independent director” if, in the opinion of our Board of Directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries.

Compensation committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. In order to be considered independent for purposes of Rule 10C-1, a board must consider, for each member of a compensation committee of a listed company, all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: the source of compensation of the director, including any consulting advisory or other compensatory fee paid by such company to the director; and whether the director is affiliated with the company or any of its subsidiaries or affiliates.

Our Board of Directors has reviewed the composition of our Board of Directors and its committees and the independence of each director. Based upon information requested from and provided by each director concerning his background, employment and affiliations, including family relationships, our Board of Directors has determined that each of our directors, with the exception of Martin Driscoll and Kris Iyer, is an “independent director” as defined under Rule 5606(a)(2) of the Nasdaq Listing Rules. Our Board of Directors determined that David Arkowitz, Jonathan Bates and Todd Brady, M.D., Ph.D., who comprise our Audit Committee, and Kurt Eichler and David Arkowitz, who comprise our Compensation Committee, satisfy the independence standards for such committees established by the SEC and the Nasdaq Listing Rules, as applicable. In making such determinations, our Board of Directors considered the relationships that each such non-employee director has with our company and all other facts and circumstances our Board of Directors deemed relevant in determining independence, including the beneficial ownership of our capital stock by each non-employee director.

Board of Directors, Committees and Meetings

During the fiscal year ended December 31, 2017 there were eleven meetings of our Board of Directors.  No director attended fewer than 75% of the total number of meetings of the Board and of committees of the Board on which he or she served during fiscal 2017. Continuing directors and nominees for election as directors are strongly encouraged to attend each annual meeting of stockholders.  Three of our directors that were then serving on our Board of Directors attended our annual meeting of stockholders held in 2017.

We have established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Each of these committees operates under a charter that has been approved by our Board of Directors and satisfies the applicable rules and regulations of the SEC and the applicable listing standards of the Nasdaq Stock Market. A copy of each charter can be found under the “Investors and Media - Corporate Governance” section of our website at www.springbankpharm.com. Members will serve on these committees until their resignation or as otherwise determined by our Board of Directors.

Audit Committee

Messrs. Arkowitz and Bates and Dr. Brady, each of whom is a non-employee member of our Board of Directors, comprise our Audit Committee. Mr. Arkowitz is the chair of our Audit Committee. Our Board of Directors has determined that Messrs. Arkowitz and Bates and Dr. Brady, satisfy the requirements for independence under Rule 10A-3 promulgated under the Exchange Act. Our Board of Directors has determined that Mr. Arkowitz qualifies as an “audit committee financial expert,” as defined in the SEC rules, and satisfies the financial sophistication requirements of the Nasdaq Stock Market. Our Audit Committee held five meetings during 2017. The Audit Committee is responsible for, among other things:

•	appointing, overseeing, and if need be, terminating any independent auditor;
•	assessing the qualification, performance and independence of our independent auditor;
•	reviewing the audit plan and pre-approving all audit and non-audit services to be performed by our independent auditor;
•	reviewing our financial statements and related disclosures;
•	reviewing the adequacy and effectiveness of our accounting and financial reporting processes, systems of internal control and disclosure controls and procedures;
•	reviewing our overall risk management framework;
•	overseeing procedures for the treatment of complaints on accounting, internal accounting controls, or audit matters;
•	reviewing and discussing with management and the independent auditor the results of our annual audit, reviews of our quarterly financial statements and our publicly filed reports;
•	reviewing and approving related person transactions; and
•	preparing the audit committee report that the SEC requires in our annual proxy statement.

Please also see the Report of Audit Committee set forth elsewhere in this proxy statement.

Compensation Committee

Messrs. Arkowitz and Eichler, each of whom is a non-employee member of our Board of Directors, comprise our Compensation Committee. Mr. Eichler is the chair of our Compensation Committee. Our Board of Directors has determined that Messrs. Arkowitz and Eichler meet the requirements for independence under the rules of the Nasdaq Stock Market and the Exchange Act. Our Compensation Committee held three meetings during 2017. The Compensation Committee is responsible for, among other things:

•	reviewing the elements and amount of total compensation for all executive officers;

•	formulating and recommending any proposed changes in the compensation of our chief executive officer for approval by the Board;
•	reviewing and approving any changes in the compensation for executive officers, other than our chief executive officer;
•	administering our equity compensation plans;
•	reviewing annually our overall compensation philosophy and objectives, including compensation program objectives, target pay positioning and equity compensation; and
•	preparing the compensation committee report that the SEC will require in our annual proxy statement, if applicable.

The Compensation Committee has adopted processes and procedures that the Compensation Committee considers in the determination of executive compensation, as described in “Executive and Director Compensation – Executive Compensation – Narrative Disclosure to Summary Compensation Table” below.

The Compensation Committee has the authority to directly retain the services of independent consultants and other experts to assist in fulfilling its responsibilities. The Compensation Committee has engaged the services of Radford/AON Hewitt (“Radford”), a national executive compensation consulting firm, to review and provide recommendations concerning all of the components of the Company's executive compensation program. Radford performs services solely on behalf of the Compensation Committee and has no relationship with the Company or management except as it may relate to performing such services. Radford assists the Committee in defining the appropriate market of the Company's peer companies for executive compensation and practices and in benchmarking our executive compensation program against the peer group each year. Radford also assists the Committee in benchmarking our director compensation program and practices against those of our peers. The Compensation Committee has assessed the independence of Radford pursuant to SEC rules and the corporate governance rules of The Nasdaq Stock Market and concluded that no conflict of interest exists that would prevent Radford from independently representing the Compensation Committee.

Nominating and Corporate Governance Committee

Mr. Bates, Dr. Brady and Dr. Bardon, each of whom is a non-employee member of our Board of Directors, comprise our Nominating and Corporate Governance Committee. Mr. Bates is the chair of our Nominating and Corporate Governance committee. Our Nominating and Corporate Governance Committee held seven meetings during 2017. The Nominating and Corporate Governance committee is responsible for, among other things:

•	evaluating and making recommendations regarding the composition, organization and governance of our Board of Directors and its committees;
•	identifying, recruiting and nominating director candidates to the Board if and when necessary;
•	evaluating and making recommendations regarding the creation of additional committees or the change in mandate or dissolution of committees;
•	reviewing and making recommendations with regard to our corporate governance guidelines and compliance with laws and regulations; and
•	reviewing and approving conflicts of interest of our directors and corporate officers, other than related person transactions reviewed by the Audit Committee.

Compensation Committee Interlocks and Insider Participation

None of the members of our Compensation Committee has at any time during the prior three years been one of our officers or employees. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers serving on our Board of Directors or Compensation Committee. For a description of transactions between us and members of our Compensation Committee and affiliates of such members, please see “Certain Relationships and Related Party Transactions.”

Corporate Governance Guidelines

Our Board of Directors has adopted corporate governance guidelines to assist in the exercise of its duties and responsibilities and to serve the best interests of the company and our stockholders. These guidelines, which provide a framework for the conduct of our Board of Directors’ business, provide that:

•	our Board of Directors’ principal responsibility is to oversee the management of the company;

•	a majority of the members of our Board of Directors shall be independent directors;
•	the independent directors meet at least twice a year in executive session;
•	directors have full and free access to officers and employees;
•	the Board and each committee of the Board have the power to hire and consult with independent advisors;
•	new directors participate in an orientation program and all directors are expected to participate in continuing director education on an ongoing basis; and
•	at least annually, the Nominating and Corporate Governance committee shall oversee a self-evaluation of the Board of Directors to determine whether it and its committees are functioning effectively.

Director Nomination Process

The process followed by our Nominating and Corporate Governance committee to identify and evaluate director candidates includes requests to Board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the committee and our Board of Directors.

In considering whether to recommend any particular candidate for inclusion in our Board’s slate of recommended director nominees, our Nominating and Corporate Governance committee applies the criteria set forth in our corporate governance guidelines. Consistent with these criteria, our Nominating and Corporate Governance committee expects every nominee to have the following attributes or characteristics: integrity, business acumen, good judgment, and a commitment to understand our business and industry. We also value experience on other public company boards of directors and board committees.

The biography for each of the director nominees included herein indicates each nominee’s experience, qualifications, attributes and skills that led our Nominating and Corporate Governance committee and our Board of Directors to conclude each such director should continue to serve as a director of our company. Our Nominating and Corporate Governance committee and our Board of Directors believe that each of the nominees has the individual attributes and characteristics required of each of our directors, and the nominees as a group possess the skill sets and specific experience desired of our Board of Directors as a whole.

Our Nominating and Corporate Governance committee does not have a policy (formal or informal) with respect to diversity, but believes that our Board, taken as a whole, should embody a diverse set of skills, experiences and backgrounds. In this regard, the committee also takes into consideration the value of diversity (with respect to gender, race, national origin and other factors) of our Board members. The committee does not make any particular weighting of diversity or any other characteristic in evaluating nominees and directors.

Stockholders may recommend individuals to our Nominating and Corporate Governance committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials, and information with respect to the stockholder or group of stockholders making the recommendation, including the number of shares of common stock owned by such stockholder or group of stockholders, as well as other information required by our bylaws. Such recommendations shall be sent to Corporate Secretary, Spring Bank Pharmaceuticals, Inc., 86 South Street, Hopkinton, Massachusetts 01748. Assuming that appropriate biographical and background material has been provided on a timely basis, the committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Stockholders also have the right under our bylaws to directly nominate director candidates, without any action or recommendation on the part of the committee or our Board of Directors, by following the procedures set forth under the heading “Stockholder Proposals” in this proxy statement.

Board Leadership Structure

Our corporate governance guidelines do not indicate a particular Board structure, and our Board is given the flexibility to select its chairman and our chief executive officer in the manner that it believes is in the best interests of our stockholders. Accordingly, the positions of chairman and the chief executive officer may be filled by either one individual or two individuals. The Board has not separated the positions of chairman and chief executive officer. Both positions are currently held by Mr. Driscoll.

The Board believes that this structure serves us well by creating a critical link between management and the Board, enabling the Board to perform its oversight function with the benefits of management’s perspectives on the business, facilitating communication between the Board and our senior management, and providing the Board with direct oversight of our business and affairs. The Board believes that combining the positions of chairman and chief executive officer provides a single, clear chain of command to execute our strategic initiatives and business plans. In addition, the Board believes that a combined chairman/chief executive officer is better positioned to act as a bridge between management and the Board, facilitating the regular flow of information. Moreover, the Board believes that separating the positions of chairman and chief executive officer has the potential to give rise to divided leadership, which could interfere with good decision-making or weaken our ability to develop and implement strategy.

Communications from Stockholders

Our Board of Directors will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. The Chairman of our Nominating and Corporate Governance Committee, with the advice and assistance from our legal counsel, is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the other directors as he considers appropriate.

Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that the Chairman of the Board considers to be important for the directors to know. In general, communications relating to corporate governance and corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we receive repetitive or duplicative communications.

Stockholders who wish to send communications on any topic to our Board of Directors should address such communications to Board of Directors, Spring Bank Pharmaceuticals, 86 South Street, Hopkinton, Massachusetts 01748.

Oversight of Risk

Our Board of Directors oversees our risk management processes directly and through its committees. Our management is responsible for risk management on a day-to-day basis. The role of our Board of Directors and its committees is to oversee the risk management activities of management. They fulfill this duty by discussing with management the policies and practices utilized by management in assessing and managing risks and providing input on those policies and practices. In general, our Board of Directors oversees risk management activities relating to business strategy, acquisitions, capital allocation, organizational structure and certain operational risks; our Audit Committee oversees risk management activities related to financial controls and legal and compliance risks; our Compensation Committee oversees risk management activities relating to our compensation policies and practices; and our Nominating and Corporate Governance committee oversees risk management activities relating to Board of Directors composition and management succession planning. Each committee reports to the full Board of Directors on a regular basis, including reports with respect to the committee’s risk oversight activities, as appropriate. In addition, since risk issues often overlap, committees from time to time request that the full Board of Directors discuss particular risks.

Our Compensation Committee has discussed the concept of risk as it relates to our compensation programs, including our executive compensation program. Our Compensation Committee believes that our compensation programs do not encourage excessive or inappropriate risk taking and that any risks arising from our employee compensation policies and practices are not reasonably likely to have a material adverse effect on our company. Our Compensation Committee believes that any such risks are mitigated by:

•

The balanced mix of pay components including base salary, annual cash bonuses and, for most of our employees, equity awards that vest over multiple years and are intended to motivate employees to take a long-term view of our business; and

•

The structure of our annual cash incentive bonus program, which is based on (i) multiple performance measures to avoid employees placing undue emphasis on any particular performance metric at the expense of other aspects of our business, and (ii) performance targets that we believe are somewhat aggressive yet reasonable and should not require undue risk-taking to achieve.

Code of Business Conduct and Ethics

Our Board of Directors has adopted a code of business conduct and ethics that applies to all of our employees, officers and directors, including our chief executive officer, chief financial officer and our other executive and senior financial officers. The full text of our code of business conduct and ethics is available on the “Investors & Media – Corporate Governance” page on our website. We intend to post any amendment to our code of business conduct and ethics, and any waivers of such code for directors and executive officers, on our website or in filings under the Exchange Act.

Executive Officers

The following table sets forth certain information regarding our executive officers. All executive officers are at-will employees.

* Mr. Driscoll and Dr. Iyer are members of our Board of Directors. See “Management and Corporate Governance – The Board of Directors” for more information about Mr. Driscoll and Dr. Iyer.

Name	Age	Positions
Martin Driscoll	59	President, Chief Executive Officer and Chairman
R. P. "Kris" Iyer, Ph.D.	69	Chief Scientific Officer and Director
Nezam Afdhal, M.D.	61	Chief Medical Officer
Jonathan Freve	40	Chief Financial Officer and Treasurer

Nezam H. Afdhal, M.D., has been our Chief Medical Officer since November 2015 and served as a consultant to us from early 2011 to November 2015. Dr. Afdhal has served as a Senior Physician in Hepatology at the Beth Israel Deaconess Medical Center since January 2015 and served as Chief of Hepatology from January 2000 to December 2014. Dr. Afdhal has also served as a Professor of Medicine at Harvard Medical School since 2000. Dr. Afdhal serves on the scientific advisory board of multiple pharmaceutical companies, including Gilead Sciences, Inc., GlaxoSmithKline Plc, Bristol Myers Squibb Company and Novartis Pharmaceuticals. Dr. Afdhal received his M.B. B.Ch. degree in 1981 from the Royal College of Surgeons in Ireland and did fellowship training at University College in Dublin and at Boston University School of Medicine.

Jonathan Freve, CPA, has been our Chief Financial Officer and Treasurer since January 2015. From March 2014 to November 2014, he served as the Senior Director of Finance of Santaris Pharma A/S, which was acquired by F. Hoffmann-LaRoche Ltd., a biotechnology company. Prior to Santaris, Mr. Freve was the Controller of Brookfield Renewable Energy Partners, L.P., a company that owns, operates and develops renewable power generation facilities, from April 2011 to March 2014. Mr. Freve served as Corporate Controller of Virtusa Corporation, an information technology consulting company, from October 2007 to April 2011. Mr. Freve began his career at the FASB and PricewaterhouseCoopers, where he worked in the audit and transaction services practices. Mr. Freve is a certified public accountant in the Commonwealth of Massachusetts and holds a BBA in accounting from the University of Massachusetts Amherst.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Executive Compensation

This section discusses material components of our executive compensation program for the following individuals, each of whom is one of our “named executive officers” for 2017:

•	Martin Driscoll, our president and chief executive officer;
•	Nezam Afdhal, our chief medical officer; and
•	R. P. "Kris" Iyer, Ph.D., our chief scientific officer.

2017 Summary Compensation Table

The following table provides information regarding the compensation paid or accrued to each of our named executive officers for the fiscal years ended December 31, 2016 and December 31, 2017.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Option Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Martin Driscoll
President and Chief Executive Officer	2017	$400,000	$210,000	$423,269	$10,800	$1,044,069
	2016	$383,331	$210,000	$147,684	$10,600	$751,615
Nezam Afdhal, M.D.
Chief Medical Officer	2017	$315,000	$115,763	$217,233	$10,800	$658,796
	2016	$315,000	$115,763	$36,921	$10,600	$478,284
R. P. "Kris" Iyer, Ph.D.
Chief Scientific Officer	2017	$320,000	$117,600	$211,634	$10,800	$660,034
	2016	$320,000	$117,600	$36,921	$10,600	$485,121

(1)	The amounts for 2017 reflect discretionary bonuses paid in 2018 for performance during 2017. The amounts for 2016 reflect discretionary bonuses paid in 2017 for performance during 2016.
(2)

The amounts reflect the aggregate grant date fair value of option awards computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 7 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2017.

(3)	Consists of employer matching contributions under our 401(k) plan.

Narrative Disclosure to Summary Compensation Table

Base salary. We use base salaries to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our executive officers. None of our executive officers is currently party to an employment agreement or other agreement or arrangement that provides for automatic or scheduled increases in base salary. In December 2017, our Compensation Committee conducted a thorough review of all elements of our executive compensation program, including the function and design of our equity incentive programs, and evaluated the need for revisions to our executive compensation program to ensure our program is competitive with the companies with which we compete for executive talent and is appropriate for a public company. The Compensation Committee engaged Radford, an AON Hewitt company, to assist with this review.  The Compensation Committee implemented changes to provide that all executive officers receive base salary and potential total cash compensation (base salary plus target bonus) between the 25th and 50th percentile compared to our peer group of companies. Effective as of January 1, 2018, Mr. Driscoll’s annual base salary increased from $400,000 to $450,000, Dr. Afdhal’s annual base salary increased from $315,000 to $360,000 and Dr. Iyer’s annual base salary increased from $320,000 to $360,000, all of which are between the 25th and 50th percentile compared to our peer group of companies.

Annual bonus. All of our named executive officers are eligible to receive annual cash bonuses, at the discretion of our Board of Directors, which promote and reward our executives for the achievement of key strategic and business goals. We typically establish annual bonus targets based around a set of specified corporate goals for our executive officers and conduct an annual performance review to determine the attainment of such goals. The 2017 bonus plan period covered the 12-month period beginning on January 1, 2017 and ending on December 31, 2017. Executive officer bonuses are based on the achievement of key corporate and individual goals. Our Board of Directors makes the final determination of the eligibility requirements for and the amount of such bonus awards. For 2017, Mr. Driscoll, Dr. Afdhal and Dr. Iyer were eligible for performance bonuses of 50%, 35% and 35%, respectively, of their base salaries. Based primarily on the achievement of corporate goals, for 2017, in January 2018, we awarded bonuses to Mr. Driscoll, Dr. Afdhal and Dr. Iyer of $210,000, $115,763 and $117,600, respectively, representing 105% of their respective target bonus.

Equity incentives. Although we do not have a formal policy with respect to the grant of equity incentive awards to our executive officers or any formal equity ownership guidelines applicable to them, we believe that equity grants provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and our stockholders. In addition, we believe that equity grants with a time-based vesting feature promote executive retention because this feature incentivizes our executive officers to remain in our employment during the vesting period. Accordingly, our Compensation Committee and Board of Directors periodically review the equity incentive compensation of our executive officers and from time to time may grant equity incentive awards to them. In February 2017, we granted Mr. Driscoll options to purchase 80,000 shares of our common stock, Dr. Afdhal options to purchase 50,000 shares of our common stock and Dr. Iyer options to purchase 40,000 shares of our common stock.  In January 2018, we granted Mr. Driscoll options to purchase 80,000 shares of our common stock, Dr. Afdhal options to purchase 40,000 shares of our common stock and Dr. Iyer options to purchase 40,000 shares of our common stock.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information regarding outstanding stock options held by our named executive officers as of December 31, 2017:

Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($/share)	Option Expiration Date
Martin Driscoll	172,111(1)	122,936	$12.88	8/16/2025
	9,583(2)	10,417	10.97	5/18/2026
	—(3)	80,000	7.66	2/9/2027

Nezam Afdhal, M.D.	25,000(4)	—	$9.28	3/30/2025
	65,104(5)	59,896	12.96	10/31/2025
	2,396(2)	2,604	10.97	5/18/2026
	—(3)	40,000	7.66	2/9/2027

R. P. "Kris" Iyer, Ph.D.	9,115(6)	3,385	$9.28	3/30/2025
	2,396(2)	2,604	10.97	5/18/2026
	—(3)	40,000	7.66	2/9/2027

(1)	This option was granted on August 17, 2015 and vested as to 73,761 shares on August 17, 2016, with the remaining shares vesting in equal monthly installments thereafter through August 17, 2019.
(2)	This option was granted on May 19, 2016 and vested as to 25% of the shares on January 1, 2017, with the remaining shares vesting in equal monthly installments thereafter through December 31, 2020.
(3)	This option was granted on February 9, 2017 and vested as to 25% of the shares on January 1, 2018, with the remaining shares vesting in equal installments thereafter through December 31, 2021.
(4)	This option was granted on March 31, 2015 with 6,250 shares immediately vested and the remaining shares vesting in equal monthly installments thereafter through January 1, 2016.
(5)	This option was granted on November 1, 2015 and vested as to 31,250 shares on November 1, 2016, with the remaining shares vesting in equal monthly installments thereafter through November 1, 2019.
(6)	This option was granted on March 31, 2015 and vested as to 25% of the shares on January 1, 2016, with the remaining shares vesting in equal installments thereafter through December 31, 2019.

Other Elements of Compensation

401(k) Plan. We maintain a 401(k) defined contribution plan for substantially all of our employees. Eligible employees may make pretax contributions to the 401(k) plan up to statutory limits. At the election of our Board of Directors, we may elect to match employee contributions. For the years ended December 31, 2017 and December 31, 2016, we paid a 4% match contribution, up to a maximum of $10,800 and $10,600, respectively.

Health/Welfare Plans. All of our full-time employees, including our named executive officers, are eligible to participate in our health and welfare plans, including: medical and dental benefits; medical and dependent care flexible spending accounts; and short- and long-term disability insurance.

We believe the perquisites described above are necessary and appropriate to provide a competitive compensation package to our named executive officers.

Executive Officer Employment Agreements, Severance and Change in Control Arrangements

Martin Driscoll

We entered into an employment agreement with Mr. Driscoll, our chief executive officer, on August 7, 2015. The employment agreement establishes Mr. Driscoll’s title as our president and chief executive officer, his base salary, his eligibility to receive an annual bonus based on a designated percentage of his base salary, and his eligibility to receive employee benefits that are generally made available to all employees. The employment agreement also provides for certain benefits upon termination of his employment under specified conditions. Pursuant to his employment agreement, we granted Mr. Driscoll an option to purchase 295,047 shares of our common stock at an exercise price of $12.88 per share pursuant to our 2014 Stock Incentive Plan, or the 2014 Plan. The option vests, subject to his continued employment with us, as follows: 73,761 shares on August 17, 2016 and the balance of the shares in thirty-six (36) equal monthly installments thereafter.

Mr. Driscoll’s employment with us is “at will”, and either Mr. Driscoll or we may terminate the employment relationship at any time, with or without notice. In the event that Mr. Driscoll’s employment is terminated by us without cause or by Mr. Driscoll for good reason (each as defined in the employment agreement), subject to Mr. Driscoll’s execution of a release, we have agreed to continue to pay Mr. Driscoll his then-current base salary for a period of 12 months and to pay COBRA continuation premiums on his behalf for medical and dental benefits to him and covered members of his family for a period of up to 12 months. In addition, upon a change in control of our company (as defined in the employment agreement), the stock option granted to Mr. Driscoll pursuant to his employment agreement, as described above, will vest in full.

Nezam H. Afdhal, M.D.

We entered into an employment agreement with Dr. Afdhal, our chief medical officer, on November 1, 2015. The employment agreement establishes Dr. Afdhal’s title as our chief medical officer, his base salary, his eligibility to receive an annual bonus based on a designated percentage of his base salary, and his eligibility to receive employee benefits that are generally made available to all employees. The employment agreement also provides for certain benefits upon termination of his employment under specified conditions. Additionally, pursuant to his employment agreement, we agreed to grant Dr. Afdhal an option to purchase 125,000 shares of our common stock at a price per share equal to the fair market value of our common stock as of the date of grant as determined by our Board of Directors. The option will vest, subject to his continued employment with us, as follows: 31,250 shares on November 1, 2016 and the balance of the shares in 36 equal monthly installments thereafter.

Dr. Afdhal’s employment with us is “at will”, and either Dr. Afdhal or we may terminate the employment relationship at any time, with or without notice. In the event that Dr. Afdhal’s employment is terminated by us without cause (each as defined in the employment agreement), subject to Dr. Afdhal’s execution of a release, we have agreed to continue to pay his then-current base salary for a period of 12 months and to pay COBRA continuation premiums on his behalf for medical and dental benefits to him and covered members of his family for a period of up to 12 months. In addition, in the event that Dr. Afdhal’s employment is terminated by us without cause or by Dr. Afdhal for good reason (each as defined in the employment agreement) upon a change in control (as defined in the employment agreement), or within 12 months following a change in control of our company, subject to Dr. Afdhal’s execution of a release, the stock option granted to Dr. Afdhal pursuant to his employment agreement, as described above, will vest in full.

R. P. "Kris" Iyer, Ph.D.

We entered into an employment agreement with Dr. Iyer, our chief scientific officer, in December 2015. The employment agreement establishes Dr. Iyer’s title as our chief scientific officer, his base salary, his eligibility to receive an annual bonus based on a designated percentage of his base salary, and his eligibility to receive employee benefits that are generally made available to all employees. The employment agreement also provides for certain benefits upon termination of his employment under specified conditions.

Dr. Iyer’s employment with us is “at will”, and either Dr. Iyer or we may terminate the employment relationship at any time, with or without notice. In the event that Dr. Iyer’s employment is terminated by us without cause or by Dr. Iyer for good reason (each as defined in the employment agreement), subject to Dr. Iyer’s execution of a release, we have agreed to continue to pay Dr. Iyer his then-current base salary for a period of 12 months plus the pro rata portion of any bonus earned pursuant to his employment agreement for the portion of the year during which he was employed by the Company.  Under such circumstances we have agreed to also provide medical and dental benefits to him and covered members of his family for a period of up to 12 months and accelerate the vesting of all stock options held by Dr. Iyer as of the date of termination. In the event that Dr. Iyer’s employment is terminated by us without cause or by Dr. Iyer for good reason within two years of a change in control of our company (as defined in the employment agreement), we have agreed to pay, in lieu of the salary and bonus payments stated above, a lump sum payment equal to 12 months of his then-current base salary plus the pro rata portion of any bonus earned pursuant to his employment agreement for the portion of the year during which he was employed by the Company.

Director Compensation

Our Board of Directors adopted a formal non-employee director compensation policy that became effective on May 1, 2016 and which was amended on February 9, 2017. This policy is designed to provide a total compensation package that enables us to attract and retain qualified and experienced individuals to serve as directors and to align our directors’ interests with those of our stockholders.

Under our non-employee director compensation program, we pay our non-employee directors retainers in cash. Each non-employee director receives a cash retainer for service on the Board of Directors and for service on each committee on which the director is a member. The chairmen of each committee receive higher retainers for such service. These fees are paid quarterly in arrears. The fees paid to non-employee directors for service on the Board of Directors and for service on each committee of the Board of Directors on which the director was a member are as follows:

	Member Annual Fee	Chairman Annual Fee
Board of Directors	$35,000	$ 30,000(1)
Audit Committee	$7,500	$ 15,000
Compensation Committee	$5,000	$ 10,000
Nomination and Corporate Governance Committee	$3,750	$ 7,500

(1)	The Chairman of our Board only receives an additional retainer for such service if he or she is a non-employee director.

Our non-employee director compensation program includes a stock-for-fees policy, under which directors have the right to elect to receive common stock in lieu of cash fees. These shares of common stock are issued under our 2015 Stock Incentive Plan, or the 2015 Plan. The number of shares issued to participating directors is determined on a quarterly basis by dividing the cash fees to be paid through the issuance of common stock by the fair market value of our common stock, which is the closing price of our common stock on the first business day of the quarter following the quarter in which the fees are earned.

Under our non-employee director compensation program, upon their initial election to the Board of Directors, new non-employee directors receive an initial option grant to purchase 11,000 shares of our common stock, which will vest in equal monthly installments over a term of three years so long as such person continues to serve as a director. All non-employee directors receive an annual option grant to purchase 5,500 shares of our common stock, which will vest in equal monthly installments over a term of one year so long as such person continues to serve as a director. The annual grants are made on the date of our annual meeting of stockholders. These options are granted under our 2015 Plan with exercise prices equal to the fair market value of our common stock, which is the closing price of our common stock, on the date of grant and will become immediately exercisable in full if there is a change in control of our company.

We also reimburse our non-employee directors for reasonable travel and other expenses incurred in connection with attending Board of Director and committee meetings.

2017 Non-Employee Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Total ($)
David Arkowitz	55,000	—	56,274	111,274
Christiana Bardon, M.D.(3)	7,283	—	118,460	125,743
Jonathan Bates	50,000	—	56,274	106,274
Todd Brady, M.D., Ph.D.	9,688	30,428	56,274	96,390
Kurt Eichler	14,063	40,822	56,274	111,159

(1)

Reflects payment of annual fees for Board and committee service from January 1 to December 31 in fully vested shares of our common stock. As of December 31, 2017, our non-employee directors did not hold any shares under outstanding stock awards.

(2)

The amounts reflect the aggregate grant date fair value of option awards in 2017 computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 7 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2017. As of December 31, 2017, Mr. Arkowitz held options to purchase 21,000 shares of our common stock, Dr. Bardon held options to purchase 11,000 shares of our common stock, Mr. Bates held options to purchase 21,000 shares of our common stock, Dr. Brady held options to purchase 16,500 shares of our common stock and Mr. Eichler held options to purchase 16,000 shares of our common stock.

(3)	Dr. Bardon joined our Board of Directors in October 2017.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain aggregate information with respect to all of our equity compensation plans in effect as of December 31, 2017:

			(c)
Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights(2)	(b) Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)(3)
Equity compensation plans approved by security holders(1)	988,565	$10.83	459,535
Equity compensation plans not approved by security holders	—	—	—
Total	988,565	$10.83	459,535

(1)	These plans consist of our 2014 Stock Incentive Plan, or our 2014 Plan, and our 2015 Stock Incentive Plan, or our 2015 Plan.
(2)	Represents shares underlying outstanding stock options.
(3)	Represents shares of common stock available for future issuance under our 2015 Plan.

REPORT OF AUDIT COMMITTEE

The Audit Committee of the Board of Directors, which consists entirely of directors who meet the independence and experience requirements of the Nasdaq Stock Market, has furnished the following report:

The Audit Committee assists the Board in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in our charter adopted by the Board, which is available on our website at www.springbankpharm.com.  This committee reviews and reassesses our charter annually and recommends any changes to the Board for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of RSM US LLP.  In fulfilling its responsibilities for the financial statements for fiscal year December 31, 2017, the Audit Committee took the following actions:

•	Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2017 with management and RSM US LLP, our independent registered public accounting firm;
•	Discussed with RSM US LLP the matters required to be discussed in accordance with Auditing Standard No. 16, Communications with Audit Committees; and
•

Received written disclosures and the letter from RSM US LLP regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding RSM’s communications with the Audit Committee and the Audit Committee further discussed with RSM US LLP their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and RSM US LLP, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 for filing with the SEC.

By the Audit Committee of the Board of Directors of Spring Bank Pharmaceuticals, Inc.

David Arkowitz (Chairperson)
Jonathan Bates
Todd Brady, M.D., Ph.D.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

The following describes transactions since January 1, 2017 to which we have been a party and in which:

•	the amounts involved exceeded or will exceed $120,000; and
•

any of our directors, executive officers, or beneficial holders of more than 5% of our voting securities, or their affiliates or immediate family members, had or will have a direct or indirect material interest.

We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, from unrelated third parties. Compensation arrangements for our directors and named executive officers are described in “Non-Employee Director Compensation” and “Executive Compensation.”

Underwritten Public Offering

In June 2017, we completed a public offering of 3,269,219 shares of our common stock at $13.00 per share.  Kurt Eichler, one of our directors and holders of more than 5% of our voting securities, purchased 76,923 shares of our common at the public offering price of $13.00 per share.  Additionally, UBS Oncology Impact Fund L.P., or Oncology Impact Fund, purchased 230,769 shares of common stock at the public offering price of $13.00 per share. Ansbert Gadicke, M.D., serves as the Managing Member of MPM Oncology Impact Management GP LLC, an indirect General Partner of Oncology Impact Fund, and is the spouse of Christiana Bardon, one of our directors. Dr. Bardon may be deemed to have a beneficial ownership interest in the shares purchased by Oncology Impact Fund.  While Oncology Impact Fund was a holder of more than 5% of our voting securities at the time of the transaction, Dr. Bardon was not a member of our Board at the time of the transaction.

Indemnification of Officers and Directors

Our certificate of incorporation, as amended, provides that we will indemnify our directors and officers to the fullest extent permitted by Delaware law. In addition, we have entered into indemnification agreements with each of our directors and executive officers. Each of these indemnification agreements provide, among other things, that we will indemnify such director or executive officer to the fullest extent permitted by law for claims arising in his capacity as a director or officer, as applicable, provided that he acted in good faith and in a manner that he reasonably believed to be in, or not opposed to, our best interests and, with respect to any criminal proceeding, had no reasonable cause to believe that his conduct was unlawful. Each of these indemnification agreements provides that in the event that we do not assume the defense of a claim against a director or officer, as applicable, we will be required to advance his expenses in connection with his defense, provided that he undertakes to repay all amounts advanced if it is ultimately determined that he is not entitled to be indemnified by us.

Policies and Procedures for Related Person Transactions

Our Board of Directors has adopted written policies and procedures for the review of any transaction, arrangement or relationship in which we are a participant, the amount involved exceeds $120,000 and one of our executive officers, directors, director nominees or 5% stockholders, or their immediate family members, each of whom we refer to as a “related person” has a direct or indirect material interest.

If a related person proposes to enter into such a transaction, arrangement or relationship, which we refer to as a “related person transaction,” the related person must report the proposed related person transaction to our chief financial officer. The policy calls for the proposed related person transaction to be reviewed and approved by our Audit Committee. Whenever practicable, the reporting, review and approval will occur prior to entry into the transaction. If advance review and approval is not practicable, the committee will review, and, in its discretion, may ratify the related person transaction. The policy also permits the Chairman of the Audit Committee to review and, if deemed appropriate, approve proposed related person transactions that arise between committee meetings, subject to ratification by the committee at its next meeting. Any related person transactions that are ongoing in nature will be reviewed annually.

A related person transaction reviewed under the policy will be considered approved or ratified if the Audit Committee authorizes it after full disclosure of the related person’s interest in the transaction. As appropriate for the circumstances, the committee will review and consider:

•	the related person’s interest in the related person transaction;
•	the approximate dollar value of the amount involved in the related person transaction;
•	the approximate dollar value of the amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;

•	whether the transaction was undertaken in the ordinary course of our business;
•	whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party;
•	the purpose of, and the potential benefits to us of, the transaction; and
•

any other information regarding the related person transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

The Audit Committee may approve or ratify the transaction only if the committee determines that, under all of the circumstances, the transaction is in our best interests. The committee may impose any conditions on the related person transaction that it deems appropriate.

The policy provides that transactions involving compensation of executive officers shall be reviewed and approved by the Compensation Committee in the manner specified in its charter.

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

The Board of Directors currently consists of eight  members, classified into three (3) classes as follows: Jonathan Bates, R.P. “Kris” Iyer, Ph.D., and Timothy Clackson, Ph.D. constitute the Class I directors with a term ending at the 2019 annual meeting; David Arkowitz, Kurt Eichler, and Christiana Bardon, M.D. constitute the Class II directors with a term ending at the 2020 annual meeting; and Todd Brady, M.D., Ph.D., and Martin Driscoll constitute the Class III directors with a term ending at the 2018 annual meeting. At each annual meeting of stockholders, directors are elected for a full term of three (3) years to succeed those directors whose terms are expiring.

On March 9, 2018, the Board of Directors voted to nominate the Class III directors, Todd Brady, M.D., Ph.D. and Martin Driscoll, for election at the annual meeting for a term of three years to serve until the 2021 annual meeting of stockholders, and until their respective successors are elected and qualified. The Class I directors (Jonathan Bates, R.P. “Kris” Iyer, Ph.D., and Timothy Clackson, Ph.D.) and the Class II directors (David Arkowitz, Kurt Eichler, and Christiana Bardon, M.D.) will serve until the annual meetings of stockholders to be held in 2019 and 2020, respectively, and until their respective successors have been elected and qualified.

Unless authority to vote for any of these nominees is withheld, the shares represented by the enclosed proxy will be voted FOR the election as directors of Todd Brady, M.D., Ph.D. and Martin Driscoll. Each of the nominees is presently a director, and each has indicated a willingness to continue to serve as a director, if re-elected. In the event that either nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in that nominee’s place. We have no reason to believe that any nominee will be unable or unwilling to serve as a director.

Vote Required

The two nominees for director who receive the most votes (also known as a “plurality” of the votes cast) will be elected.

THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF TODD BRADY, M.D., PH.D. AND MARTIN DRISCOLL AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL NO. 2 – APPROVAL OF THE COMPANY’S AMENDED AND RESTATED 2015 STOCK INCENTIVE PLAN

General

Our Board of Directors is requesting that our stockholders approve the adoption of our Amended and Restated 2015 Stock Incentive Plan (the “Plan”), which was approved by the Board of Directors on March 9, 2018, and will become effective upon stockholder approval at the annual meeting. If this proposal is approved, 800,000 new shares of our common stock will be reserved for issuance under the Plan.

As of March 31, 2018, options to purchase a total of 1,261,065 shares of our common stock were outstanding under our 2014 Stock Incentive Plan, or the 2014 Plan, and the 2015 Stock Incentive Plan, or the 2015 Plan, and 185,204 shares were available for future grants under the 2015 Plan. As of March 31, 2018, the weighted-average remaining contractual life of all options granted under 2014 Plan and our 2015 Plan is 8.3 years and the weighted-average exercise price for all such options is $11.11 per share. No restricted stock or restricted stock unit awards (or other such “full-value” awards) were outstanding as of March 31, 2018.

As of March 31, 2018, the equity overhang, represented by (a) the sum of all outstanding stock options and other awards under our 2014 Plan and our 2015 Plan (including all inducement new hire awards), plus the number of shares available for issuance pursuant to future awards under the 2015 Plan, as a percentage of (b) the sum of (i) the number of shares of our common stock outstanding as of March 31, 2018, plus (ii) shares of common stock underlying outstanding warrants as of March 31, 2018 and (iii) the number of shares described in clause (a) above, was 9.3%. If the Plan is approved by stockholders, the equity overhang would be 13.5%.

Burn rate measures our usage of shares for our stock plans as a percentage of our outstanding stock. For 2017 and 2016, the two years that we were a public company, our burn rate was 2.6% and 1.4%, respectively. These rates were calculated by dividing the number of shares subject to awards granted during the fiscal year (net of forfeitures and cancellations) by the weighted average number of shares outstanding during the fiscal year. Our Board of Directors has considered our historical annual burn rate in granting awards under the 2014 Plan and the 2015 Plan and believes that our annual burn rate is reasonable for a development stage company that is prudently planning for success. We have also been advised by independent consultants that our average annual burn rate is considered reasonable by most institutional stockholders.

The Plan includes the following provisions:

•

No Liberal Share Recycling:  Shares that are withheld to satisfy any tax withholding obligation related to any award or for payment of the exercise price or purchase price of any award under the Plan will not again become available for issuance under the Plan.

•

No Discounted Options or Stock Appreciation Rights:  Stock options and stock appreciation rights may not be granted with exercise prices or measurement prices lower than the fair market value of the underlying shares on the grant date except to replace equity awards due to a corporate transaction.

•

No Repricing without Stockholder Approval:  At any time when the exercise price of a stock option or measurement price of a stock appreciation right is above the fair market value of a share, the Company will not, without stockholder approval, reduce the exercise price of such stock option or measurement price of such stock appreciation right and will not exchange such stock option or stock appreciation right for a new award with a lower (or no) purchase price or for cash.

•

No Transferability:  Awards generally may not be transferred, except by will or the laws of descent and distribution, unless approved by the Compensation Committee.  In no event shall any award be transferred for value.

•

Provide for a Minimum Vesting Period:  Awards issued under the Plan after the date the stockholders approve this proposal will not vest prior to one year from the date of grant and any awards subject to the satisfaction of performance goals over a performance period shall be subject to a performance period of not less than one year, except (i) in the event of death or disability of a participant or pursuant to a change of control of the Company and (ii) awards may be granted to eligible participants having time-based vesting of less than one (1) year from the date of grant so long as no more than five percent (5%) of the shares reserved for issuance under the Plan may be granted in the aggregate pursuant to such awards other than awards to non-employee directors paid in lieu of cash fees to be received for service on the Board or any committee thereof;

•

Treatment of Awards Upon a Corporate Transaction.  Upon a Corporate Transaction, including a change of control, (i) awards will automatically accelerate only if the awards are not assumed by the successor company and (ii) performance awards will vest at the higher of actual achievement or pro rata based on target performance.

•

No Dividends:  The Plan prohibits, for all award types, the payment of dividends or dividend equivalents before the vesting of the underlying award but permits accrual of such dividends or dividend equivalents to be paid upon vesting.

•

Limits on Director Grants: The Plan now limits the number of shares to be granted to any non-employee director in any calendar year to the lesser of (i) 20,000 shares or (ii) an aggregate grant date fair value of $200,000 dollars except for grants made pursuant to an election by a non-employee director to receive a grant of equity in lieu of cash for any cash fees to be received for service on the Board or any committee thereof.

Reasons for Approval of the Plan

Our Board, the Compensation Committee and management believe that the effective use of stock-based long-term incentive compensation is vital to our ability to achieve strong performance in the future. The Plan will maintain and enhance the key policies and practices adopted by our management and Board of Directors to align employee and stockholder interests and to link compensation to Company performance. In addition, our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel.  We believe that our Plan is essential to permit our management to continue to provide long-term, equity-based incentives to present and future key employees, consultants and directors. The Board believes that the 185,204 of shares remaining available for future awards under the 2015 Plan (as of March 31, 2018) is not sufficient for our future granting needs.

The Plan is being submitted to you for approval at the annual meeting in order to ensure favorable federal income tax treatment for grants of incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Approval by our stockholders of the Plan is also required by the listing rules of The Nasdaq Stock Market.

The following is a brief summary of the Plan including the amendments that will become effective upon stockholder approval at the annual meeting. This summary is qualified in its entirety by reference to the text of the Plan, a copy of which is attached as Appendix A to this Proxy Statement.

Summary of Material Features of our Plan.

Eligibility.  The Plan allows us, under the direction of our Board or the Compensation Committee, to make grants of stock options, restricted and unrestricted stock awards, stock appreciation rights and other stock-based awards to employees, consultants and directors who, in the opinion of the Compensation Committee, are in a position to make a significant contribution to our long-term success.  All employees, directors and consultants of the Company and its affiliates are eligible to participate in the Plan.  As of March 31, 2018, there were approximately 29 individuals eligible to participate in the Plan.

Shares Available for Issuance.  As of March 31, 2018, 185,204 shares were available for future awards under the 2015 Plan. If our stockholders approve this proposal, an additional 800,000 shares would be available for future awards under the Plan. Generally, shares of common stock reserved for awards under the Plan that lapse or are canceled (other than by exercise) will be added back to the share reserve available for future awards. However, shares of common stock tendered in payment for an award or shares of common stock withheld for taxes are not available again for future awards.

Plan Administration.  In accordance with the terms of the Plan, our Board of Directors has authorized our Compensation Committee to administer the Plan. The Compensation Committee may delegate part of its authority and powers under the Plan to one or more of our directors and/or officers, but only the Compensation Committee can make awards to participants who are subject to the reporting and other requirements of Section 16 of the Securities Exchange Act of 1934. In accordance with the provisions of the Plan, our Compensation Committee determines the terms of awards, including:

•	which employees, directors and consultants will be granted awards;
•

the number of shares subject to each award provided that non-employee directors may not receive in any calendar year awards equal to the lesser of (i) 20,000 shares or (ii) an aggregate grant date fair value of $200,000 except for grants made pursuant to an election by a non-employee director to receive a grant of equity in lieu of cash for any cash fees to be received for service on the Board or any committee thereof;

•	the vesting provisions of each award, subject to minimum vesting provisions;
•	the termination or cancellation provisions applicable to awards; and
•	all other terms and conditions upon which each award may be granted in accordance with the Plan.

In addition, our Compensation Committee may, in its discretion, amend any term or condition of an outstanding award provided (i) such term or condition as amended is permitted by our Plan, and (ii) any such amendment shall be made only with the consent of the participant to whom such award was made, if the amendment is adverse to the participant; and provided, further, that, without the prior approval of our stockholders, options and stock appreciation rights will not be repriced, replaced or regranted through cancellation or by lowering the exercise price of a previously granted award.

Stock Options.  Stock options granted under the Plan may either be incentive stock options, which are intended to satisfy the requirements of Section 422 of the Code, or non-qualified stock options, which are not intended to meet those requirements. Incentive Stock Options may be granted to employees of the Company and its affiliates. Non-qualified options may be granted to employees, directors and consultants of the Company and its affiliates. The exercise price of a stock option may not be less than 100% of the fair market value of our common stock on the date of grant and the term of the option may not be longer than ten years. If an incentive stock option is granted to an individual who owns more than 10% of the combined voting power of all classes of our capital stock, the exercise price may not be less than 110% of the fair market value of our common stock on the date of grant and the term of the option may not be longer than five years.

Award agreements for stock options include rules for exercise of the stock options after termination of service. Options may not be exercised unless they are vested, and no option may be exercised after the end of the term set forth in the award agreement. Generally, stock options will be exercisable for three months after termination of service for any reason other than death or total and permanent disability, and for 12 months after termination of service on account of death or total and permanent disability but will not be exercisable if the termination of service was due to cause.

Stock Appreciation Rights.  Stock appreciation rights are awards providing the right to receive an amount equal to (1) the number of shares exercised, times (2) the amount by which the Company’s common stock price exceeds the measurement price on the exercise date. The Company’s obligation arising upon the exercise of a stock appreciation right may be paid in shares or in cash, or any combination thereof, as the Compensation Committee may determine. The measurement price of a stock appreciation right may not be less than 100% of the fair market value of our common stock on the date of grant and the term may not be longer than ten years. The Compensation Committee determines the number of stock appreciation rights granted and the terms and conditions as to when a stock appreciation right may be exercised.

Restricted Stock.  Restricted stock is common stock that is subject to restrictions, including a prohibition against transfer and a substantial risk of forfeiture, until the end of a “restricted period” during which the grantee must satisfy certain vesting conditions. If the grantee does not satisfy the vesting conditions by the end of the restricted period, the restricted stock is forfeited.

During the restricted period, the holder of restricted stock has the rights and privileges of a regular stockholder, except that the holder of such restricted stock is not entitled to receive dividends during the restricted period and the restrictions set forth in the applicable award agreement apply. For example, the holder of restricted stock may vote the restricted shares; but he or she may not sell the shares until the restrictions are lifted and dividends may accrue but shall not be paid prior to, and only to the extent that, the restrictions on the restricted shares lapse.

Restricted Stock Units.  Restricted stock units are phantom shares that vest in accordance with terms and conditions established by the Compensation Committee and when the applicable restrictions lapse, the grantee shall be entitled to receive a payout in cash, shares or a combination thereof based on the number of restricted stock units as specified in the award agreement. Dividend equivalents may accrue but shall not be paid prior to and only to the extent that, the restricted stock unit award vests.

Other Stock-Based Awards.  The Plan also authorizes the grant of other types of stock-based compensation that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock. Our Board of Directors or an authorized committee may award such stock-based awards subject to such conditions and restrictions as it may determine. These conditions and restrictions may include continued employment with us through a specified restricted period.

Stock Dividends and Stock Splits.  If our common stock shall be subdivided or combined into a greater or smaller number of shares or if we issue any shares of common stock as a stock dividend, the number of shares of our common stock deliverable upon exercise of an option issued or upon issuance of an award shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share of stock options and performance goals applicable to performance-based awards, if any, to reflect such subdivision, combination or stock dividend.

Corporate Transactions.  Upon a liquidation, merger or other reorganization event, our Board of Directors, may, in its sole discretion, take any one or more of the following actions pursuant to our Plan, as to some or all outstanding awards:

•	provide that all outstanding awards shall be assumed or substituted by the successor corporation;
•	upon written notice to a participant provide that the participant’s unexercised awards will terminate immediately prior to the consummation of such transaction unless exercised by the participant;
•	provide that all outstanding awards shall become exercisable, realizable or deliverable, or restrictions applicable to an award shall lapse, in whole or in part, prior to or upon such transaction;
•

if the holders of our common stock will receive a cash payment for each share surrendered in the transaction, make or provide for a cash payment to the participants equal to the difference between the transaction price times the number of shares of our common stock subject to such vested awards, and the aggregate exercise or measurement price, if any, in exchange for the termination of such awards;
•	provide that, in connection with a liquidation or dissolution of the Company, awards shall convert into the right to receive liquidation proceeds.

Upon a Corporate Transaction, including a change of control, (i) awards will automatically accelerate only if the awards are not assumed by the successor company and (ii) performance awards will vest at the higher of actual achievement or pro rata based on target performance.

Amendment and Termination.  The Plan may be amended by our stockholders. It may also be amended by our Board of Directors or Compensation Committee, provided that any amendment approved by our Board of Directors or Compensation Committee which is of a scope that requires stockholder approval as required by (i) the rules of The Nasdaq Stock Market, (ii) in order to ensure favorable federal income tax treatment for any incentive stock options under Code Section 422, or (iii) for any other reason, is subject to obtaining such stockholder approval. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent. In addition, other than in connection with stock dividends, stock splits, recapitalizations or reorganizations, the Compensation Committee may not without stockholder approval reduce the exercise price of an option or measurement price of a stock appreciation right or cancel any outstanding option or stock appreciation right in exchange for a replacement award having a lower exercise or measurement price, or for any other equity award or for cash. In addition, the Compensation Committee may not take any other action that is considered a direct or indirect “repricing” for purposes of the stockholder approval rules of the applicable securities exchange or inter-dealer quotation system on which the Shares are listed, including any other action that is treated as a repricing under generally accepted accounting principles.

Duration of Plan.  The Plan will expire by its terms on the tenth anniversary of the date that the stockholders approve the Plan.

Federal Income Tax Considerations

The material federal income tax consequences of the issuance and exercise of stock options and other awards under the Plan, based on the current provisions of the Code and regulations, are as follows. Changes to these laws could alter the tax consequences described below. This summary assumes that all awards granted under the Plan are exempt from or comply with, the rules under Section 409A of the Code related to nonqualified deferred compensation.

Incentive Stock Options:

Incentive stock options are intended to qualify for treatment under Section 422 of the Code. An incentive stock option does not result in taxable income to the optionee or deduction to us at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of grant of the option nor within one year after the date of issuance of shares to the optionee (referred to as the “ISO holding period”). However, the difference between the fair market value of the shares on the date of exercise and the option price will be an item of tax preference includible in “alternative minimum taxable income” of the optionee. Upon disposition of the shares after the expiration of the ISO holding period, the optionee will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the option price paid for the shares. If the shares are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and we will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the option over the option price. Any additional gain realized on the disposition will normally constitute capital gain.  If the amount realized upon such a disqualifying disposition is less than fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee’s adjusted basis in the shares.

Non-Qualified Options:

Options otherwise qualifying as incentive stock options, to the extent the aggregate fair market value of shares with respect to which such options are first exercisable by an individual in any calendar year exceeds $100,000, and options designated as non-qualified options will be treated as options that are not incentive stock options.

A non-qualified option ordinarily will not result in income to the optionee or deduction to us at the time of grant. The optionee will recognize compensation income at the time of exercise of such non-qualified option in an amount equal to the excess of the then value of the shares over the option price per share. Such compensation income of optionees may be subject to withholding taxes, and a deduction may then be allowable to us in an amount equal to the optionee’s compensation income.

An optionee’s initial basis in shares so acquired will be the amount paid on exercise of the non-qualified option plus the amount of any corresponding compensation income. Any gain or loss as a result of a subsequent disposition of the shares so acquired will be capital gain or loss.

Stock Appreciation Rights:

Stock appreciation rights ordinarily will not result in income to the grantee or deduction to us at the time of grant. The grantee will recognize compensation income at the time of exercise in an amount equal to the excess of the then value of the shares over the measurement price per share. Such compensation income may be subject to withholding taxes, and a deduction may then be allowable to us in an amount equal to the grantee’s compensation income. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Stock Grants:

With respect to stock grants under our Plan that result in the issuance of shares that are either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of shares received.  Thus, deferral of the time of issuance will generally result in the deferral of the time the grantee will be liable for income taxes with respect to such issuance. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

With respect to stock grants involving the issuance of shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares received at the first time the shares become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. A grantee may elect to be taxed at the time of receipt of shares rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the grantee subsequently forfeits such shares, the grantee would not be entitled to any tax deduction, including as a capital loss, for the value of the shares on which he previously paid tax. The grantee must file such election with the Internal Revenue Service within 30 days of the receipt of the shares. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

Stock Units:

The grantee recognizes no income until the issuance of the shares. At that time, the grantee must generally recognize ordinary income equal to the fair market value of the shares received. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

Miscellaneous

The amounts of future grants under the Plan are not determinable as awards under the Plan will be granted at the sole discretion of the Compensation Committee, or other delegated persons, and we cannot determine at this time either the persons who will receive awards under the Plan or the amount or types of any such awards.

On April 25, 2018, the closing market price per share of our common stock was $14.40, as reported by The Nasdaq Stock Market.

Vote Required

The affirmative vote of a majority of the shares cast affirmatively or negatively at the annual meeting is required for the adoption of our Plan.

THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE ADOPTION OF THE AMENDED AND RESTATED 2015 STOCK INCENTIVE PLAN, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE ADOPTION OF THE AMENDED AND RESTATED 2015 STOCK INCENTIVE PLAN UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL NO. 3 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has appointed the firm of RSM US LLP, an independent registered public accounting firm, as independent auditors for the year ending December 31, 2018. Although stockholder approval of our audit committee’s appointment of RSM US LLP is not required by law, our Board believes that it is advisable to give stockholders an opportunity to ratify this appointment. If this proposal is not approved at the 2018 annual meeting, our Audit Committee will reconsider whether to retain RSM US LLP. If the appointment of RSM US LLP is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interest of our company and our stockholders.

Representatives of RSM US LLP are expected to be present at the 2018 annual meeting and will have the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions from our stockholders.

In deciding to appoint RSM US LLP, the Audit Committee reviewed auditor independence issues and existing commercial relationships with RSM US LLP and concluded that RSM US LLP has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2018.

Audit Fees and Services

Audit and other fees billed to us by RSM US LLP for the years ended December 31, 2017 and 2016 are as follows:

	2017	2016
Audit Fees(1)	$312,699	$582,781
Audit-Related Fees(2)	—	—
Tax Fees(3)	—	—
All Other Fees(4)	—	—
Total Fees for Services Provided	$312,699	$582,781

(1)

Audit fees include fees billed for professional services performed by RSM US LLP for the audit of our annual consolidated financial statements, the review of interim consolidated financial statements, and related services that are normally provided in connection with registration statements, including the registration statement for our initial public offering.

(2)

Audit-related fees may consist of fees billed by an independent registered public accounting firm for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements. There were no audit-related fees for the years ended December 31, 2017 or 2016.

(3)

Tax fees may consist of fees for professional services, including tax consulting and compliance performed by an independent registered public accounting firm. There were no tax fees for the years ended December 31, 2017 or 2016.

(4)	All other fees include fees billed for other services rendered not included within audit fees, audit-related fees or tax fees. There were no other fees for the years ended December 31, 2017 or 2016.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Public Accountant

The audit committee has adopted a formal policy concerning approval of audit and non-audit services to be provided to the Company by its independent registered public accounting firm, RSM US LLP. The policy requires that all services to be provided RSM US LLP, including audit services and permitted audit-related and non-audit services, must be by preapproved by the audit committee, provided that de minimis non-audit services may instead be approved in accordance with applicable SEC rules. The Board of Directors has preapproved all audit and non-audit services provided by RSM US LLP since the adoption of such policy. Prior to engagement of an independent registered public accounting firm for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

Vote Required

The affirmative vote of a majority of the shares cast affirmatively or negatively at the annual meeting is required to ratify the appointment of the independent registered public accounting firm.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO RATIFY THE APPOINTMENT OF RSM US LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

OTHER MATTERS

The Board of Directors knows of no other business which will be presented to the annual meeting.  If any other business is properly brought before the annual meeting, proxies will be voted in accordance with the judgment of the persons named therein.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

Proposals of stockholders intended to be presented at our annual meeting of stockholders to be held in 2019 must be received by us no later than January 1, 2019, which is 120 days prior to the first anniversary of the mailing date of this proxy statement, in order to be included in our proxy statement and form of proxy relating to that meeting, unless the date of the 2019 annual meeting of stockholders is changed by more than 30 days from the anniversary of our 2018 annual meeting, in which case the deadline for such proposals will be a reasonable time before we begin to print and send our proxy materials. These proposals must comply with the requirements as to form and substance established by the SEC for such proposals in order to be included in the proxy statement.

In addition, our bylaws establish an advance notice procedure for nominations for election to our Board of Directors and other matters that stockholders wish to present for action at an annual meeting other than those to be included in our proxy statement. In general, notice must be received at our principal executive offices not less than 90 calendar days before nor more than 120 calendar days before the one-year anniversary of the previous year’s annual meeting of stockholders. Therefore, to be presented at our 2019 annual meeting of stockholders, such a proposal must be received by us no earlier than February 18, 2019 and no later than March 20, 2019 or it will be considered untimely. However, if the date of the 2019 annual meeting is more than 30 days earlier or more than 60 days later than such anniversary date, notice must be received no earlier than 120 calendar days prior to such annual meeting and no later than the close of business on the later of 90 days prior to such annual meeting and 10 days following the day on which notice of the date of such annual meeting was mailed or public announcement of the date of such annual meeting was first made, whichever first occurs. If the stockholder fails to give notice by these dates, then the persons named as proxies in the proxies solicited by the Board of Directors for the 2019 annual meeting may exercise discretionary voting power regarding any such proposal. Stockholders are advised to review our bylaws which also specify requirements as to the form and content of a stockholder’s notice.

Any proposals, notices or information about proposed director candidates should be sent to:

Spring Bank Pharmaceuticals, Inc.

86 South Street

Hopkinton, Massachusetts 01748

Attention: Chair of the Nominating and Corporate Governance Committee

Hopkinton, Massachusetts

April 27, 2018

APPENDIX A – AMENDED AND RESTATED 2015 STOCK INCENTIVE PLAN

SPRING BANK PHARMACEUTICALS, INC.

AMENDED AND RESTATED 2015 STOCK INCENTIVE PLAN

1. Purpose.  The purpose of this Amended and Restated 2015 Stock Incentive Plan (the “Plan”) of Spring Bank Pharmaceuticals, Inc., a Delaware corporation (the “Company”), is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to better align the interests of such persons with those of the Company’s stockholders. Except where the context otherwise requires, the term “Company” shall include any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations thereunder (the “Code”) and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board of Directors of the Company (the “Board”).

2. Eligibility.  All of the Company’s employees, officers and directors, as well as consultants and advisors to the Company (as such terms are defined and interpreted for purposes of Form S-8 under the Securities Act of 1933, as amended (the “Securities Act”), or any successor form) are eligible to be granted Awards under the Plan. Notwithstanding the foregoing, the Board may authorize the grant of an Award to a person not then an employee, officer, director, advisor or consultant of the Company; provided, however, that the actual grant of such Award shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Agreement evidencing such Award.  Each person who is granted an Award under the Plan is deemed a “Participant.” “Award” means Options (as defined in Section 5), SARs (as defined in Section 6), Restricted Stock (as defined in Section 7), Restricted Stock Units (as defined in Section 7) and Other Stock-Based Awards (as defined in Section 8).

3. Administration and Delegation

(a) Administration by Board of Directors. Subject to Sections 3(b) and 3(c) below, the Plan will be administered by the Board.  Subject to the provisions of the Plan, the Board is authorized to:

(1) grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable;

(2) construe and interpret the terms of the Plan and any Award agreements entered into under the Plan and make all rules and determinations which it deems necessary or advisable for the administration of the Plan, including correcting any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient;

(3) determine which employees, officers, directors, advisors and consultants shall be granted Awards;

(4) determine the number of shares of common stock, par value $0.0001 per share, of the Company (the “Common Stock”) for which an Award shall be granted, provided, however, that the number of Shares to be granted to any non-employee director under the Plan in any calendar year may not exceed the lesser of (i) 20,000 shares or (ii) Awards having an aggregate grant date fair value of $200,000, except that the foregoing limitation shall not apply to Awards made pursuant to an election by a non-employee director to receive the Award in lieu of cash for all or a portion of cash fees to be received for service on the Board or any Committee thereof;

(5) specify the terms and conditions upon which an Award may be granted, provided however, except in the case of death, Disability (as defined in Section 22(e)(3) of the Code) or change of control, time-based Awards shall not vest and any right of the Company to restrict or reacquire shares subject to an Award shall not lapse, less than one (1) year from the date of grant and any Award subject to the satisfaction of performance goals over a performance period shall be subject to a performance period of not less than one year; provided, however, that notwithstanding the foregoing, Awards may be granted having time-based vesting of less than one (1) year from the date of grant so long as no more than five percent (5%) of the shares of Common Stock authorized under the Plan pursuant to Section 4 below (as adjusted under Section 9 of the Plan) may be granted in the aggregate pursuant to such Awards other than Awards to non-employee directors paid in lieu of cash fees pursuant to (4) above; and

(6) amend any term or condition of any outstanding Award, other than reducing the exercise price or purchase price or extending the expiration date of an Option or a SAR, provided that (i) such term or condition as amended is not prohibited by the Plan; (ii) any such amendment shall not impair the rights of a Participant under any Award previously granted without such

Appendix A-1

Participant’s consent or in the event of death of the Participant, the Participant’s survivors (meaning a deceased Participant’s legal representatives and/or any person or persons who acquired the Participant’s rights to an Award by will or by the laws of descent or distribution); and (iii) any such amendment shall be made only after the Board determines whether such amendment would cause any adverse tax consequences to the Participant, including, but not limited to, the annual vesting limitation contained in Section 422(d) of the Code and described in Section 5(b) with respect to Incentive Stock Options (as defined below) and pursuant to Section 409A of the Code;

provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of not causing any adverse tax consequences under Section 409A of the Code and preserving the tax status under Section 422 of the Code of those Options which are designated as Incentive Stock Options.  Subject to the foregoing, the interpretation and construction by the Board of any provisions of the Plan or of any Award granted under it shall be final.  In addition, if the administrator of the Plan is the Committee (as set forth in Section 3(b)), the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

(b) Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”).  The Board may revoke any such delegation at any time.  All references in the Plan to the “Board” shall mean the Board or a Committee of the Board or the officers referred to in Section 3(c) to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee or officers.

(c) Delegation to Officers. To the extent permitted by applicable law, the Board may delegate to one or more officers of the Company the power to grant Options and other Awards that constitute rights under Delaware law (subject to any limitations under the Plan) to employees or officers of the Company and to exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the terms of such Awards to be granted by such officers (including the exercise prices of such Awards, which may include a formula by which the exercise prices will be determined) and the maximum number of shares subject to such Awards that the officers may grant; provided further, however, that no officer shall be authorized to grant such Awards to any “executive officer” of the Company (as defined by Rule 3b-7 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or to any “officer” of the Company (as defined by Rule 16a-1 under the Exchange Act). The Board may not delegate authority under this Section 3(c) to grant Restricted Stock, unless Delaware law then permits such delegation. The Board may revoke any such delegation at any time.

4. Stock Available for Awards

(a) Number of Shares; Share Counting.

(1) Authorized Number of Shares. Subject to adjustment under Section 9, Awards may be made under the Plan (any or all of which Awards may be in the form of Incentive Stock Options, as defined in Section 5(b)) for up to such number of shares of Common Stock as is equal to the sum of:

(A) 1,550,000 shares of Common Stock; plus

(B) such additional number of shares of Common Stock as is equal to the sum of (i) 116,863 shares of Common Stock that were reserved for issuance under the Company’s 2014 Stock Incentive Plan (the “Preceding Plan”) that were available for grant under the Preceding Plan immediately prior to the closing of the Company’s initial public offering and (ii) the number of shares of Common Stock subject to awards granted under the Preceding Plan which awards expire, terminate or are otherwise surrendered, canceled, forfeited or repurchased by the Company at their original issuance price pursuant to a contractual repurchase right after the closing of the Company’s initial public offering, provided that such amount of shares of Common Stock shall not exceed 608,137 shares (subject, however, in the case of Incentive Stock Options to any limitations of the Code).

Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

(2) Share Counting. For purposes of counting the number of shares available for the grant of Awards under the Plan:

(A) all shares of Common Stock covered by SARs shall be counted against the number of shares available for the grant of Awards under the Plan; provided, however, that (i) SARs that may be settled only in cash shall not be so counted and (ii) if the Company grants an SAR in tandem with an Option for the same number of shares of Common Stock and provides that only one such Award may be exercised (a “Tandem SAR”), only the shares covered by the Option, and not the shares covered by the Tandem SAR, shall be so counted, and the expiration of one in connection with the other’s exercise will not restore shares to the Plan;

Appendix A-2

(B) if any Award (i) expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or (ii) results in any Common Stock not being issued (including as a result of an SAR that was settleable either in cash or in stock actually being settled in cash), the unused Common Stock covered by such Award shall again be available for the grant of Awards; provided, however, that (1) in the case of Incentive Stock Options, the foregoing shall be subject to any limitations under the Code, (2) in the case of the exercise of an SAR, the number of shares counted against the shares available under the Plan and against the sublimits listed in the first clause of Section 4(a)(2) shall be the full number of shares subject to the SAR multiplied by the percentage of the SAR actually exercised, regardless of the number of shares actually used to settle such SAR upon exercise and (3) the shares covered by a Tandem SAR shall not again become available for grant upon the expiration or termination of such Tandem SAR;

(C) shares of Common Stock delivered (either by actual delivery, attestation or net exercise) to the Company by a Participant to (i) purchase shares of Common Stock upon the exercise of an Award or (ii) satisfy tax withholding obligations (including shares retained from the Award creating the tax obligation) shall not be added back to the number of shares available for the future grant of Awards; and

(D) and shares of Common Stock repurchased by the Company in the open market with the proceeds of the option exercise price may not be reissued under the Plan.

(b) Substitute Awards. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Awards may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the Plan. Substitute Awards shall not count against the overall share limit set forth in Section 4(a)(1) or any sublimit contained in the Plan, except as may be required by reason of Section 422 and related provisions of the Code.

5. Stock Options

(a) General. The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.

(b) Incentive Stock Options. An Option that the Board intends to be an “incentive stock option” as defined in Section 422 of the Code (an “Incentive Stock Option”) shall only be granted to employees of Spring Bank Pharmaceuticals, Inc., any of Spring Bank Pharmaceutical Inc.’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. An Option that is not intended to be an Incentive Stock Option shall be designated a “Nonstatutory Stock Option.” The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) that is intended to be an Incentive Stock Option is not an Incentive Stock Option or if the Company converts an Incentive Stock Option to a Nonstatutory Stock Option.

(c) Exercise Price. The Board shall establish the exercise price of each Option and specify the exercise price in the applicable Option agreement. The exercise price shall be not less than 100% of the Fair Market Value of a share of Common Stock. The “Fair Market Value” of a share of Common Stock means:

(1) if the Common Stock is listed on a national securities exchange or traded in the over‑the‑counter market and sales prices are regularly reported for the Common Stock, the closing or, if not applicable, the last price of the Common Stock on the composite tape or other comparable reporting system for the trading day on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date;

(2) if the Common Stock is not traded on a national securities exchange but is traded on the over‑the‑counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the trading day on which Common Stock was traded on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date; or

(3) if the Common Stock is neither listed on a national securities exchange nor traded in the over‑the‑counter market, such value as the Board, in good faith, shall determine in compliance with applicable laws.

Appendix A-3

(d) Vesting. Each Option agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years (in compliance with Section 3(a)(5) of the Plan), or upon the occurrence of performance criteria.

(e) Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement; provided, however, that no Option will be granted with a term in excess of 10 years.

(f) Exercise of Options. Options may be exercised by delivery to the Company of a notice of exercise in a form (which may be electronic) approved by the Company, together with payment in full (in the manner specified in Section 5(f)) of the exercise price for the number of shares for which the Option is exercised. Shares of Common Stock subject to the Option will be delivered by the Company as soon as practicable following exercise.

(g) Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

(1) in cash or by check, payable to the order of the Company;

(2) by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker approved by the Company to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker approved by the Company to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

(3) to the extent approved by the Board, in its sole discretion, by delivery (either by actual delivery or attestation) of shares of Common Stock owned by the Participant valued at their Fair Market Value, provided (i) such method of payment is then permitted under applicable law, (ii) such Common Stock, if acquired directly from the Company, was owned by the Participant for such minimum period of time, if any, as may be established by the Board in its discretion and (iii) such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;

(4) to the extent approved by the Board in its sole discretion, by delivery of a notice of “net exercise” to the Company, as a result of which the Participant would receive (i) the number of shares underlying the portion of the Option being exercised, less (ii) such number of shares as is equal to (A) the aggregate exercise price for the portion of the Option being exercised divided by (B) the Fair Market Value on the date of exercise;

(5) to the extent permitted by applicable law and provided for in the applicable Option agreement or approved by the Board, in its sole discretion, by payment of such other lawful consideration as the Board may determine; or

(6) by any combination of the above permitted forms of payment.

6. Stock Appreciation Rights

(a) General. The Board may grant Awards consisting of stock appreciation rights (“SARs”) entitling the holder, upon exercise, to receive an amount of Common Stock or cash or a combination thereof (such form to be determined by the Board) determined by reference to appreciation, from and after the date of grant, in the Fair Market Value of a share of Common Stock over the measurement price established pursuant to Section 6(b). The date as of which such appreciation is determined shall be the exercise date.

(b) Measurement Price. The Board shall establish the measurement price of each SAR and specify it in the applicable SAR agreement. The measurement price shall not be less than 100% of the Fair Market Value on the date the SAR is granted; provided that if the Board approves the grant of an SAR effective as of a future date, the measurement price shall be not less than 100% of the Fair Market Value on such future date.

(c) Vesting. Each SAR agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the SAR rights accrue or become exercisable in installments over a period of months or years (in compliance with Section 3(a)(5) of the Plan), or upon the occurrence of performance criteria.

(d) Duration of SARs. Each SAR shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable SAR agreement; provided, however, that no SAR will be granted with a term in excess of 10 years.

Appendix A-4

(e) Exercise of SARs. SARs may be exercised by delivery to the Company of a notice of exercise in a form (which may be electronic) approved by the Company, together with any other documents required by the Board.

7. Restricted Stock; Restricted Stock Units

(a) General. The Board may grant Awards entitling recipients to acquire shares of Common Stock (“Restricted Stock”), subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award. The Board may also grant Awards entitling the recipient to receive shares of Common Stock or cash to be delivered at the time such Award vests (“Restricted Stock Units”) (Restricted Stock and Restricted Stock Units are each referred to herein as a “Restricted Stock Award”).

(b) Terms and Conditions for All Restricted Stock Awards. The Board shall determine the terms and conditions of a Restricted Stock Award, including the conditions for vesting and repurchase (or forfeiture) (in compliance with Section 3(a)(5) of the Plan) and the issue price, if any.

(c) Additional Provisions Relating to Restricted Stock.

(1) Dividends. Any dividends (whether paid in cash, stock or property except as set forth in Section 9) declared and paid by the Company with respect to shares of Restricted Stock (“Accrued Dividends”) shall be paid to the Participant only if and when such shares become free from the restrictions on transferability and forfeitability that apply to such shares. Each payment of Accrued Dividends will be made no later than the end of the calendar year in which the dividends are paid to stockholders of that class of stock or, if later, the 15th day of the third month following the lapsing of the restrictions on transferability and the forfeitability provisions applicable to the underlying shares of Restricted Stock.

(2) Stock Certificates. The Company may require that any stock certificates issued in respect of shares of Restricted Stock, as well as dividends or distributions paid on such Restricted Stock, shall be deposited in escrow by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to his or her Designated Beneficiary. “Designated Beneficiary” means (i) the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant’s death or (ii) in the absence of an effective designation by a Participant, the Participant’s estate.

(d) Additional Provisions Relating to Restricted Stock Units.

(1) Settlement. Upon the vesting of and/or lapsing of any other restrictions (i.e., settlement) with respect to each Restricted Stock Unit, the Participant shall be entitled to receive from the Company one share of Common Stock or (if so provided in the applicable Award agreement) an amount of cash equal to the Fair Market Value of one share of Common Stock. The Board may, in its discretion, provide that settlement of Restricted Stock Units shall be deferred, on a mandatory basis or at the election of the Participant in a manner that complies with Section 409A of the Code.

(2) Voting Rights. A Participant shall have no voting rights with respect to any Restricted Stock Units.

(3) Dividend Equivalents. The Award agreement for Restricted Stock Units may provide Participants with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding shares of Common Stock (“Dividend Equivalents”); provided that Dividend Equivalents may accrue but shall not be paid prior to and only to the extent that, the shares of Common Stock subject to the Restricted Stock Award vest.

8. Other Stock-Based Awards

(a) General. Other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property, may be granted hereunder to Participants (“Other Stock-Based-Awards”). Such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock-Based Awards may be paid in shares of Common Stock or cash, as the Board shall determine.

Appendix A-5

(b) Terms and Conditions. Subject to the provisions of the Plan, the Board shall determine the terms and conditions of each Other Stock-Based Award (in compliance with Section 3(a)(5) of the Plan), including any purchase price applicable thereto; provided that Dividend Equivalents may accrue but shall not be paid prior to and only to the extent that, the shares of Common Stock subject to the Award vest.

9. Adjustments for Changes in Common Stock and Certain Other Events

(a) Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of Common Stock other than an ordinary cash dividend after the Effective Date, (i) the number and class of securities available under the Plan, (ii) the share counting rules and sublimit set forth in Sections 3(a) and 4(a), (iii) the number and class of securities and exercise price per share of each outstanding Option, (iv) the share and per-share provisions and the measurement price of each outstanding SAR, (v) the number of shares subject to and the repurchase price per share subject to each outstanding Restricted Stock Award and (vi) the share and per-share-related provisions and the purchase price, if any, of each outstanding Other Stock-Based Award, shall be equitably adjusted by the Company (or substituted Awards may be made, if applicable) in the manner determined by the Board. Without limiting the generality of the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to an outstanding Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

(b) Reorganization Events.

(1) Definition. A “Reorganization Event” shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled, (b) any transfer or disposition of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange or other transaction or (c) any liquidation or dissolution of the Company.

(2) Consequences of a Reorganization Event on Awards Other than Restricted Stock.

(A) In connection with a Reorganization Event, the Board may take any one or more of the following actions as to all or any (or any portion of) outstanding Awards other than Restricted Stock on such terms as the Board determines (except to the extent specifically provided otherwise in an applicable Award agreement or another agreement between the Company and the Participant): (i) provide that such Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to a Participant, provide that all of the Participant’s unexercised Awards will terminate immediately prior to the consummation of such Reorganization Event unless exercised by the Participant (to the extent then exercisable) within a specified period following the date of such notice, (iii) provide that outstanding Awards shall become exercisable, realizable or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part prior to or upon such Reorganization Event, (iv) in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event (the “Acquisition Price”), make or provide for a cash payment to Participants with respect to each Award held by a Participant equal to (A) the number of shares of Common Stock subject to the vested portion of the Award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such Reorganization Event) multiplied by (B) the excess, if any, of (I) the Acquisition Price over (II) the exercise, measurement or purchase price of such Award and any applicable tax withholdings, in exchange for the termination of such Award, (v) provide that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise, measurement or purchase price thereof and any applicable tax withholdings) and (vi) any combination of the foregoing. In taking any of the actions permitted under this Section 9(b)(2), the Board shall not be obligated by the Plan to treat all Awards, all Awards held by a Participant, or all Awards of the same type, identically.

(B) Notwithstanding the terms of Section 9(b)(2)(A), in the case of outstanding Restricted Stock Units that are subject to Section 409A of the Code: (i) if the applicable Restricted Stock Unit agreement provides that the Restricted Stock Units shall be settled upon a “change in control event” within the meaning of Treasury Regulation Section 1.409A-3(i)(5)(i), and the Reorganization Event constitutes such a “change in control event”, then no assumption or substitution shall be permitted pursuant to Section 9(b)(2)(A)(i) and the Restricted Stock Units shall instead be settled in accordance with the terms of the applicable Restricted Stock Unit agreement; and (ii) the Board may only undertake the actions set forth in clauses (iii), (iv) or (v) of Section 9(b)(2)(A) if the Reorganization Event constitutes a “change in control event” as defined under Treasury Regulation Section 1.409A-3(i)(5)(i) and such action is permitted or required by Section 409A of the Code; if the Reorganization Event is not a “change in control event” as so defined or such action is not permitted or required by

Appendix A-6

Section 409A of the Code, and the acquiring or succeeding corporation does not assume or substitute the Restricted Stock Units pursuant to clause (i) of Section 9(b)(2)(A), then the unvested Restricted Stock Units shall terminate immediately prior to the consummation of the Reorganization Event without any payment in exchange therefor.

(C) For purposes of Section 9(b)(2)(A)(i), an Award (other than Restricted Stock) shall be considered assumed if, following consummation of the Reorganization Event, such Award confers the right to purchase or receive pursuant to the terms of such Award, for each share of Common Stock subject to the Award immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise or settlement of the Award to consist solely of such number of shares of common stock of the acquiring or succeeding corporation (or an affiliate thereof) that the Board determined to be equivalent in value (as of the date of such determination or another date specified by the Board) to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

(3) Consequences of a Reorganization Event on Restricted Stock. Upon the occurrence of a Reorganization Event other than a liquidation or dissolution of the Company, the repurchase and other rights of the Company with respect to outstanding Restricted Stock shall inure to the benefit of the Company’s successor and shall, unless the Board determines otherwise, apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to such Restricted Stock; provided, however, that the Board may provide for termination or deemed satisfaction of such repurchase or other rights under the instrument evidencing any Restricted Stock or any other agreement between a Participant and the Company, either initially or by amendment. Upon the occurrence of a Reorganization Event involving the liquidation or dissolution of the Company, except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock or any other agreement between a Participant and the Company, all restrictions and conditions on all Restricted Stock then outstanding shall automatically be deemed terminated or satisfied.

10. General Provisions Applicable to Awards

(a) Transferability of Awards. Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an Incentive Stock Option, pursuant to a qualified domestic relations order, and, during the life of the Participant, shall be exercisable only by the Participant; provided, however, that the Board may permit or provide in an Award solely for the gratuitous transfer of the Award by the Participant to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the Participant and/or an immediate family member thereof if the Company would be eligible to use a Form S-8 under the Securities Act for the registration of the sale of the Common Stock subject to such Award to such proposed transferee; provided further, that the Company shall not be required to recognize any such permitted transfer until such time as such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument in form and substance satisfactory to the Company confirming that such transferee shall be bound by all of the terms and conditions of the Award. References to a Participant, to the extent relevant in this context, shall include references to authorized transferees. For the avoidance of doubt, nothing contained in this Section 10(a) shall be deemed to restrict a transfer to the Company.

(b) Documentation. Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

(c) Board Discretion. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

(d) Termination of Status. The Board shall determine the effect on an Award of the Disability, death, termination or other cessation of employment, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award.  For purposes of the Plan and any agreements under the Plan, “Cause,” with respect to a Participant, means (a) dishonesty with respect to the Company, (b) insubordination, substantial malfeasance or non‑feasance of duty, (c) unauthorized disclosure of confidential information, (d) breach by a Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company, or (e) conduct substantially prejudicial to the business of the Company; provided, however, that any provision in an agreement between a Participant and the Company, which contains a conflicting definition of Cause for termination and which is in effect at the time of such

Appendix A-7

termination, shall supersede this definition with respect to that Participant.  The determination of the Board as to the existence of Cause will be conclusive on the Participant and the Company.

(e) Withholding. The Participant must satisfy all applicable federal, state and local or other income and employment tax withholding obligations before the Company will deliver stock certificates or otherwise recognize ownership of Common Stock under an Award. The Company may decide to satisfy the withholding obligations through additional withholding on salary or wages. If the Company elects not to or cannot withhold from other compensation, the Participant must pay the Company the full amount, if any, required for withholding or have a broker tender to the Company cash equal to the withholding obligations. Payment of withholding obligations is due before the Company will issue any shares on exercise, vesting or release from forfeiture of an Award or at the same time as payment of the exercise or purchase price, unless the Company determines otherwise. If provided for in an Award or approved by the Board in its sole discretion, a Participant may satisfy such tax obligations in whole or in part by delivery (either by actual delivery or attestation) of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value; provided, however, except as otherwise provided by the Board, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). Shares used to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

(f) Amendment of Award. The Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option. The Participant’s consent to such action shall be required unless (i) the Board determines that the action, taking into account any related action, does not materially and adversely affect the Participant’s rights under the Plan or (ii) the change is permitted under Section 9. Notwithstanding the foregoing, other than as set forth in Section 9, the Board may not, without stockholder approval, reduce the exercise price of an Option or the measurement price of a SAR or cancel any outstanding Option or SAR in exchange for a replacement Option or SAR having a lower exercise or measurement price, any Restricted Stock award or Stock-Based Award or for cash.  In addition, the Board may not take any other action that is considered a direct or indirect “repricing” for purposes of the stockholder approval rules of the applicable securities exchange or inter-dealer quotation system on which the Common Stock is listed, including any other action that is treated as a repricing under generally accepted accounting principle.

(g) Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously issued or delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and regulations and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

(h) Acceleration. Subject to Section 3(a)(5), the Board may at any time provide that any Award shall become immediately exercisable in whole or in part, free of some or all restrictions or conditions, or otherwise realizable in whole or in part, as the case may be; provided however, in the case of a Reorganization Event Awards may only be accelerated if not assumed by the successor company and all Awards that vest based on the achievement of performance criteria shall vest solely on the higher of actual achievement or pro rata based on the target performance criteria.

11. Miscellaneous

(a) No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award by virtue of the adoption of the Plan, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

(b) No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares.

(c) Effective Date and Term of Plan. The Plan, as amended and restated, shall become effective on the date the Plan is approved by the Company’s stockholders (the “Effective Date”). No Awards shall be granted under the Plan after the expiration of 10 years from the Effective Date, but Awards previously granted may extend beyond that date.

Appendix A-8

(d) Amendment of Plan. The Plan may be amended by the stockholders of the Company. The Board may also amend, suspend or terminate the Plan or any portion thereof at any time provided that no amendment that would require stockholder approval under the rules of the NASDAQ Stock Market may be made effective unless and until the Company’s stockholders approve such amendment. In addition, if at any time the approval of the Company’s stockholders is required as to any other modification or amendment under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, the Board may not effect such modification or amendment without such approval. Unless otherwise specified in the amendment, any amendment to the Plan adopted in accordance with this Section 11(d) shall apply to, and be binding on the holders of, all Awards outstanding under the Plan at the time the amendment is adopted, provided the Board determines that such amendment, taking into account any related action, does not materially and adversely affect the rights of Participants under the Plan. No Award shall be made that is conditioned upon stockholder approval of any amendment to the Plan unless the Award provides that (i) it will terminate or be forfeited if stockholder approval of such amendment is not obtained within no more than 12 months from the date of grant and (2) it may not be exercised or settled (or otherwise result in the issuance of Common Stock) prior to such stockholder approval.

(e) Authorization of Sub-Plans (including for Grants to non-U.S. Employees). The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable securities, tax or other laws of various jurisdictions. The Board shall establish such sub-plans by adopting supplements to the Plan containing (i) such limitations on the Board’s discretion under the Plan as the Board deems necessary or desirable or (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable. All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Company shall not be required to provide copies of any supplement to Participants in any jurisdiction which is not the subject of such supplement.

(f) Compliance with Section 409A of the Code. Except as provided in individual Award agreements initially or by amendment, if and to the extent (i) any portion of any payment, compensation or other benefit provided to a Participant pursuant to the Plan in connection with his or her employment termination constitutes “nonqualified deferred compensation” within the meaning of Section 409A of the Code and (ii) the Participant is a specified employee as defined in Section 409A(a)(2)(B)(i) of the Code, in each case as determined by the Company in accordance with its procedures, by which determinations the Participant (through accepting the Award) agrees that he or she is bound, such portion of the payment, compensation or other benefit shall not be paid before the day that is six months plus one day after the date of “separation from service” (as determined under Section 409A of the Code) (the “New Payment Date”), except as Section 409A of the Code may then permit. The aggregate of any payments that otherwise would have been paid to the Participant during the period between the date of separation from service and the New Payment Date shall be paid to the Participant in a lump sum on such New Payment Date, and any remaining payments will be paid on their original schedule.

The Company makes no representations or warranty and shall have no liability to the Participant or any other person if any provisions of or payments, compensation or other benefits under the Plan are determined to constitute nonqualified deferred compensation subject to Section 409A of the Code but do not to satisfy the conditions of that section.

(g) Limitations on Liability. Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, employee or agent of the Company will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan, nor will such individual be personally liable with respect to the Plan because of any contract or other instrument he or she executes in his or her capacity as a director, officer, employee or agent of the Company. The Company will indemnify and hold harmless each director, officer, employee or agent of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been or will be delegated, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Board’s approval) arising out of any act or omission to act concerning the Plan unless arising out of such person’s own fraud or bad faith.

(h) Clawback.  Notwithstanding anything to the contrary contained in the Plan, the Company may recover from a Participant any compensation received from any Award (whether or not settled) or cause a Participant to forfeit any Award (whether or not vested) in the event that the Company’s Clawback Policy then in effect is triggered.

(i) Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than the State of Delaware.

Appendix A-9

VOTE BY INTERNET - www.proxyvote.com  Use the Internet to transmit your voting instructions and for electronic delivery of  information up until 11:59 p.m., Eastern Daylight Time, on June 17, 2018. Have  your proxy card in hand when you access the web site and follow the instructions  to obtain your records and to create an electronic voting instruction form.  ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS  If you would like to reduce the costs incurred by our company in mailing proxy  materials, you can consent to receiving all future proxy statements, proxy  cards and annual reports electronically via e-mail or the Internet. To sign up  for electronic delivery, please follow the instructions above to vote using the  Internet and, when prompted, indicate that you agree to receive or access proxy  materials electronically in future years.  VOTE BY PHONE - 1-800-690-6903  Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern Daylight Time, on June 17, 2018. Have your proxy card in  hand when you call and then follow the instructions.   VOTE BY MAIL  Mark, sign and date your proxy card and return it in the postage-paid  envelope we have provided or return it to Vote Processing, c/o Broadridge,  51 Mercedes Way, Edgewood, NY 11717.  SPRING BANK PHARMACEUTICALS, INC.  86 SOUTH STREET  HOPKINTON, MA 01748  E45182-P08679  For  All   Withhold  All  For All  Except  To withhold authority to vote for any individual  nominee(s), mark "For All Except" and write the  number(s) of the nominee(s) on the line below.  SPRING BANK PHARMACEUTICALS, INC.  The Board of Directors recommends you vote FOR all the  nominees listed and FOR Proposals 2 and 3.  !  !  !  1. Election of the following nominees as Class III directors  of Spring Bank Pharmaceuticals, Inc., each to serve for a  three-year term expiring at the 2021 Annual Meeting of  Stockholders:   01) Todd Brady, M.D., Ph.D.   02) Martin Driscoll  For   Against  Abstain  !  !  !  2. Approval of the Amended and Restated 2015 Stock Incentive Plan.  !  !  !  3. Ratification of the appointment of RSM US LLP as Spring Bank Pharmaceuticals, Inc.'s independent registered public accounting firm for the year ending  December 31, 2018.  !  For address changes and/or comments, please check this box and write them  on the back where indicated.  !  !  Please indicate if you plan to attend this meeting.  No  Yes   Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing  as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian,  please give full title.

## 2018 Annual Meeting Admission Ticket

**2018 Annual Meeting of**
**Stockholders of Spring Bank Pharmaceuticals, Inc.**
**Monday, June 18, 2018 at 12:00 p.m. Eastern Daylight Time**
**86 South Street**
**Hopkinton, MA 01748**
**Upon arrival, please present this admission ticket and photo identification at the registration desk.**

**Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:**
The Notice and Proxy Statement and 10-K Wrap are available at www.proxyvote.com.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

E45183-P08679

## Proxy — Spring Bank Pharmaceuticals, Inc.

## Notice of 2018 Annual Meeting of Stockholders

**Meeting to be held at 86 South Street, Hopkinton, MA 01748**
**Proxy Solicited by Board of Directors for 2018 Annual Meeting - June 18, 2018**

Martin Driscoll and Jonathan Freve, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Spring Bank Pharmaceuticals, Inc. to be held on June 18, 2018 or at any postponement or adjournment thereof.

**Shares represented by this proxy, when properly executed and delivered, will be voted by the stockholder. If no such directions are indicated, the Proxies will vote such shares in accordance with the recommendation of the Board of Directors FOR all the nominees listed on the reverse side and FOR Proposals 2 and 3.**

**In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.**

(Items to be voted appear on reverse side.)

**Address Changes/Comments:** ______________________________

______________________________

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)